As filed with the Securities and Exchange Commission on November 22, 2010
Securities Act File No. 333-162769
Investment Company Act File No. 811-22344

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT NO.
and/or
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 1

Grubb & Ellis AGA U.S. Realty Income Fund
(Exact Name of Registrant as Specified in Charter)

400 South El Camino Real, Suite 1250
San Mateo, California 94402
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (650) 653-5600

Jay P. Leupp
Grubb & Ellis Alesco Global Advisers, LLC
400 South El Camino Real, Suite 1250
San Mateo, California 94402
(650) 653-5600
(Name and Address of Agent for Service)
With a Copy to:
Roy W. Adams
Attorney At Law
370 Park Street, Suite 2
Moraga, California 94556
(925) 631-0222

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum	Amount of
Title of Securities	Amount Being	Maximum Offering	Aggregate Offering	Registration
Being Registered	Registered (1)	Price Per Share	Price	Fee
Common Shares $.001 par value	100,000 Shares	$15	$1,500,000 (1)	$84 (2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	$84 of which has been previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PROSPECTUS
                     Shares
Grubb & Ellis AGA U.S. Realty Income Fund
                     Common Shares
$           per share
     The Fund. Grubb & Ellis AGA U.S. Realty Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. Grubb & Ellis Alesco Global Advisors LLC (the “Adviser”) will serve as the Fund’s investment adviser.
     Investment Objectives. The Fund’s primary investment objective is current income through investments in real estate securities. Long-term total capital appreciation is a secondary investment objective of the Fund.
(continued on following page)
     Before buying any shares of the Fund you should read the discussion of the material risks of investing in the Fund in “Principal Risks of The Fund” beginning on page 29 of this prospectus. Certain of these risks are summarized in “Prospectus Summary — Principal Risks of The Fund” beginning on page 10.
     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	PRICE TO PUBLIC	SALES LOAD (2)	PROCEEDS TO FUND
Per Share	$	$	$
Total (1)	$		$

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total price to public, sales load and proceeds to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	The Adviser has agreed to advance, subject to reimbursement following completion of the offering, all of the Fund’s organizational expenses.
     The underwriters expect to deliver the common shares to purchasers on or about                     , 2010.

[List underwriters]

     The date of this prospectus is ___, 2010.

(continued from previous page)
          Portfolio Contents. Under normal circumstances, the Fund will seek to achieve its investment objectives by investing:
o At least 80% of its managed assets in dividend-paying common stocks and preferred stocks, including dividend-paying convertible preferred securities, of U.S. Realty Companies (as defined below), preferably those securities having the potential to deliver regular income and to offer the opportunity for long-term growth of income and capital appreciation. For purposes of the Fund’s investment strategies, “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive. For purposes of the Fund’s investment strategy, the Fund considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. The Fund is non-diversified, which means that with respect to at least 50% of its total assets, the Fund may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of any one issuer.
o Up to 20% of its managed assets in U.S. securities and instruments including, but not limited to, fixed income securities of issuers of any size and any maturity, cash and cash equivalents, money market instruments and shares of exchange traded funds (“ETFs”) and other investment companies, the issuers of which need not be Realty Companies. The Fund may also invest up to 25% of its net assets in securities that at the time of purchase are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Adviser. Below-investment grade securities or their equivalents are commonly known as “junk bonds.”
          The Fund’s investment objectives and its investment policies of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies and under normal circumstances at least 80% of its managed assets in securities of Realty Companies are considered fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company of 1940, as amended (the “1940 Act”). However, the Fund’s other investment policies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. The Fund’s “managed assets” are the net asset value of Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any borrowings used for leverage. See “Principal Risks of the Fund.”
          Leverage. The Fund may use leverage by issuing shares of preferred stock representing approximately 35% of the Fund’s capital after their issuance or alternatively through borrowing. Through leveraging, the Fund will seek to obtain a higher return on its Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage — Leverage Risks.”
          No Prior History. Because the Fund is newly organized, the shares of the Fund have no history of public trading. The shares of a closed-end investment company frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to file an application to list the common shares on the [New York Stock Exchange] under the symbol “___,” subject to notice of issuance.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE FUND’S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.
     This prospectus contains important information about the Fund that you should know before investing. You should read the prospectus carefully before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated                     , 2010 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Fund’s shareholder reports and the Fund’s SAI, the table of contents of which is on page 50 of this prospectus, by calling (     )      -     , by accessing the Fund’s web site (http://www.                    .com), or by writing to the Fund. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).
     Through and including                     , 2010 (25 days after the date of this prospectus), all dealers effecting transactions in shares of the Fund, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY
     The following is only a summary and may not contain all of the information that you should consider before investing in Common Shares of Grubb & Ellis AGA U.S. Realty Income Fund. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	Grubb & Ellis AGA U.S. Realty Income Fund is a newly organized, non-diversified, closed-end management investment company (the “Fund”). The Fund is organized as a Delaware statutory trust and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As a recently organized entity, the Fund has no operating history. The Fund’s principal office is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402, and the Fund’s telephone number is ( ) - . See “The Fund.” Grubb & Ellis Alesco Global Advisors, LLC, a California limited liability company (the “Adviser”), serves as the Fund’s investment adviser. See “Management of the Fund.”

The Offering	The Fund is offering common shares at $ per share (the “Shares” or “Common Shares”) through a group of underwriters led by . You must purchase at least 100 Shares ($ ) to participate in this offering.

The Fund has granted the underwriters an option to purchase up to additional Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total price to public, sales load and proceeds to the Fund will be $ , $ and $ , respectively.

The Fund estimates that the net proceeds of this offering will be fully invested in accordance with the Fund’s investment objectives and policies within three to six months of the initial public offering. Pending such investment, uninvested proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See “Investment Objectives and Policies.”

Investment Objectives and Policies	The Fund’s primary investment objective is current income through investment in real estate securities. Long-term capital appreciation is a secondary objective of the Fund. Under normal circumstances, the Fund will seek to achieve its investment objectives by investing:

o At least 80% of its managed assets in dividend-paying common stocks and preferred stocks, including dividend-paying convertible preferred securities, of U.S. Realty Companies (as defined below), preferably those securities having the potential to deliver regular income and to offer the opportunity for long-term growth of income and capital appreciation. For purposes of the Fund’s investment strategies, “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive.

For purposes of the investment strategy, the Fund considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. The Fund is non-diversified, which means that with respect to at least 50% of its total assets, the Fund may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of any one issuer.

o Up to 20% of its managed assets in U.S. securities and instruments including, but not limited to, fixed income securities of issuers of any size and any maturity, cash and cash equivalents, money market instruments and shares of exchange traded funds (“ETFs”) and other investment companies, the issuers of which need not be Realty Companies. The Fund may also invest up to 25% of its total assets in securities that at the time of purchase are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Adviser. Below-investment grade securities or their equivalents are commonly known as “junk bonds.”

The Fund’s “managed assets” are the net asset value of Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any borrowings used for leverage. The Fund’s investment objectives and its investment policies of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies and under normal circumstances at least 80% of its managed assets in securities of Realty Companies are considered fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. However, the Fund’s investment other policies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies.”

The Adviser conducts quantitative, qualitative and on-site real estate analysis to generate internal investment ideas. The Adviser has numerous proprietary tools and resources to conduct research at the macroeconomic, sector, company and property level. The Adviser may use macroeconomic analysis and property sector research, including domestic and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis. The Adviser’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value ratios, dividend yield and potential for growth, return on equity and return on assets. Individual company research may also consider a number of qualitative factors with respect to individual companies, particularly overall business and growth strategy and quality of management. The investment strategies used by the Fund in selecting portfolio investments may not always be successful.

Equity REITs invest primarily in real property and earn rental income from leasing those properties and also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages. REITs and other real estate-related companies shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

A REIT generally is not taxed under the Internal Revenue Code of 1986, as amended (the “Code”), on income distributed to its shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments. Like REITs, REOCs may invest, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. Consequently, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs.

The Fund will not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds’’) or unrated securities of comparable quality. In selecting preferred stocks and fixed income securities for the Fund’s portfolio, many if not most of such securities in which the Realty Income Fund will invest have relatively smaller aggregate dollar amounts issued, outstanding and trading, i.e., they are “small issues,” and will not be rated by NRSROs such as Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Thus, the Adviser must evaluate the merits and characteristics of such securities, including their credit and liquidity risks, without the benefit of an S&P, Moody’s or other NRSRO’s rating of the securities as either “investment grade” or “non-investment grade.” A security generally is considered investment grade quality if it is rated “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a NRSRO, or unrated but judged to be of comparable quality by the Adviser.

An ETF is an issuer (generally an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts) whose interests represent ownership of an identifiable collection of securities and whose interests investors trade like a stock on an securities exchange so that the interests’ price changes throughout the day. The Fund’s investments in ETFs and other investment companies must be made in compliance with the restrictions of the 1940 Act.

Although the Fund has no current intention of engaging in such techniques, the Fund does retain the flexibility to engage in the future in other investment techniques such as hedging, short selling, options trading and investing in futures and other derivatives. See “Other Investment Techniques” for more detailed information regarding these investment techniques.

There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies.”

Use Of Leverage	Subject to market conditions (and the Fund’s receipt of favorable credit ratings on the Fund’s Preferred Shares,) approximately one to four months after the completion of the offering, the Fund intends to offer shares of preferred stock (“Fund Preferred Shares’’) representing approximately 35% of the Fund’s capital after their issuance. The issuance of Fund Preferred Shares will leverage the investment of holders of Common Shares (“Common Shareholders’’). As an alternative to Fund Preferred Shares, the Fund may leverage through borrowing up to 33 1/3% of the Fund’s total assets. Any such borrowing will have seniority over the Common Shares.

The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. The Fund Preferred Shares may pay dividends based on short-term rates, which may be reset frequently. Borrowings may be at a fixed or floating rate. As long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds Fund Preferred Share dividend rates, as reset periodically, interest on any borrowings, the investment of the proceeds of the Fund Preferred Shares or any borrowing will generate more income than will be needed to pay such dividends, or interest rate. If so, the excess will be available to pay higher dividends to Common Shareholders. If, however, the dividends or interest rate on any borrowings exceeds the rate of return on the Fund’s investment portfolio, the return to Common Shareholders will be less than if the Fund had not leveraged.

The holders of Fund Preferred Shares voting as a separate class will be entitled to elect two members of the Board and if the Fund fails to pay two full years of accrued dividends on the Fund Preferred Shares, the holders of the Fund Preferred Shares will be entitled to elect a majority of the members of the Board.

There is no assurance that the Fund will use leverage or that, if the Fund does so, the Fund’s leveraging strategy will be successful. See “Use of Leverage,’’ “Management of the Fund — Investment Advisory and Management Agreement” and “Description of Shares — Fund Preferred Shares.’’

The Adviser	Grubb & Ellis Alesco Global Advisors, LLC serves as the Fund’s investment adviser. The Adviser was formed in August 2005 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In late 2007, the Adviser became an indirect majority-owned subsidiary of Grubb & Ellis Company, a commercial real estate services and investment management firm. The Adviser has served as an investment adviser for several private real estate pooled investment vehicles as well as several mutual funds. The Adviser will be responsible for investment of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. The Adviser will make all investment decisions for the Fund subject to oversight by the Board.

The Fund will pay the Adviser a monthly fee computed at the annual rate of [__]% of average daily net assets of the Fund (i.e., the net asset value of Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any borrowings used for leverage). When the Fund uses leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s assets, which include the liquidation preference of Preferred Shares and the principal amount of outstanding borrowings used for leverage. See “Management of the Fund — Investment Advisory and Management Agreement.” The Fund’s investment management fees and other expenses are paid only by the holders of Common Shares, and not by holders of the Fund Preferred Shares. See “Use of Leverage.”

The Adviser currently manages three mutual funds investing in Securities of Realty Companies. In the future, the Adviser also may sponsor and manage other pooled investment vehicles, which may include mutual funds, closed-end investment companies and a REIT. As of , 2010, the Adviser had approximately $ million in assets under management. The Adviser is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402.

Dividends And Distributions	The Fund intends to make regular monthly level rate cash distributions to holders of Common Shares based on the projected performance of the Fund. The Fund expects the distribution rate to be a fixed dollar amount per Common Share that may be adjusted from time to time. The Fund’s ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments and distributions payable on any Preferred Shares issued by the Fund or interest payments on the Fund’s borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy will likely change.

Over time (and in all events by the end of the Fund’s first taxable year), the Fund plans to distribute all of its net investment income (after it pays accrued dividends on any outstanding Preferred Shares issued by the Fund and interest on the Fund’s borrowings). In addition, the Fund intends to distribute, at least annually, net capital gains and taxable ordinary income, if any, so long as the net capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any Preferred Shares issued by the Fund, or pay interest on any borrowings. The Fund expects to pay its initial distribution within 90 days of the completion of this offering, depending on market conditions. One result of having a level rate distribution plan is that Shareholders may have a “return of capital” if the Fund’s income is insufficient to produce taxable dividends. See “Taxation.”

Dividend Reinvestment Plan	Common Shareholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund’s dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Common Shareholders whose Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See “Dividends and Distributions” and “Taxation.”

Tax Considerations	The Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net realized capital gains to Shareholders in a timely manner. For a discussion of the U.S. Federal income tax consequences of purchasing, owning and disposing of Common Shares of the Fund, see “Taxation.”

Listing And Symbol	The Fund intends to submit an application to list the common stock on the [New York Stock Exchange] under the symbol “[__],” subject to notice of issuance.

Custodian, Administrator, Sub-Administrator, Transfer Agent, Dividend Disbursing Agent and Registrar	[ ] will act as the Fund’s Custodian. Grubb & Ellis Alesco Global Advisors, LLC will act as the Fund’s Administrator, and [ ] will act as the Fund’s Sub-Administrator.

[ ] will act as the Fund’s Transfer Agent, Dividend Disbursing Agent and Registrar.

Market Price	Common shares of closed-end management investment companies frequently trade at prices lower than their net asset value, this difference often referred to as the “discount.” This characteristic is separate and distinct from the risk that the Fund’s net asset value (“NAV”) could decrease because of investment activities. Although shares of a closed-end fund may trade at a price lower than the fund’s NAV, the shareholder may realize share price appreciation over the initial public offering price paid at the time of the offering. The Fund cannot assure Shareholders that its Shares will trade at a price higher than or equal to the Fund’s NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. Both the NAV and the market price of the Fund’s Shares may be affected by such factors as leverage, dividends (which are in turn affected by expenses) and dividend stability, portfolio credit quality, liquidity, market supply and demand and interest rate movements. Shareholders should not purchase Shares if they intend to sell them shortly after purchase. See “Closed-End Fund Structure.”

Principal Risks of the Fund	The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History. As a newly organized entity, the Fund has no operating history. See “The Fund.”

Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Management Risk. The ability of the Fund to meet its investment objectives is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Your investment in Common Shares represents an indirect investment in the common securities, preferred securities and other securities and instruments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions.

Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. U.S. and international markets have experienced significant volatility since 2008. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. The U.S. government has taken numerous steps to alleviate these market conditions. However, there is no assurance that such actions will be successful. Continuing market problems may have adverse effects on the Fund. The Fund may utilize leverage, which magnifies the market risk. See “Leverage Risks.”

Risks of Concentration. Because the Fund’s investments are concentrated in Securities of Realty Companies, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in Securities of Realty Companies or a single industry or sector. If Securities of Realty Companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

General Risks of Realty Companies. Risks of securities of real estate-related or real estate-intensive companies include declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of securities of Realty Companies also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

The Fund’s investments in REITs and REOCs can be adversely affected by deteriorations of the real estate rental market, in the case of REITs and REOCs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and, changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs and REOCs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Special Realty Companies Risks. In addition, there are risks associated with particular types of Realty Company investments.

Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates.

Gaming. The risks of gaming businesses include, among other things, including state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurant. The risks of restaurant businesses are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and in some instances, risks similar to those of the lodging and hotel properties.

Natural Resources. Natural resources business are affected by several significant factors, including demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation.

Utility Companies. Utility companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Insurance Issues. Certain of the Fund’s portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would as a result impact the Fund’s investment performance.

Financial Leverage. Real estate-related companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code.

The Fund might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on the Fund’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

ETFs and Investment Companies Risks. The Fund’s investments in ETFs and investment companies (including money market funds) must be made in compliance with the restrictions of the 1940 Act, such as limitations on the maximum levels of investments in other investment companies individually and in the aggregate, and therefore present certain risks not present in investments in the securities of ordinary companies.

Debt and Fixed Income Securities. Debt and fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the term to maturity or duration of debt and fixed income securities in which the Fund may invest. Securities having longer term to maturities or durations generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Small and Medium-Size Companies Risks. Even the larger REITs in the industry tend to be small to medium-size companies in relation to the equity markets as a whole. Small and medium-size companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. Thus, the performances of these small and medium-size companies can be more volatile, and such companies face greater risk of business failure, than larger more established companies. This could increase the volatility of the Fund’s portfolio compared to funds investing in larger, more established companies. There may be less trading in a small or medium size company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, small or medium-size companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or medium-size company’s stock price than is the case for a larger company.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

Lower-Rated Securities Risk. The Fund may invest up to 25% of its total assets in debt or fixed income securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Fund. Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Equity Securities Risk. While equity securities have historically generated higher average returns than debt or fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by the Fund. Also, the price of equity securities is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein.

The Fund reserves the right to invest in these securities if the Fund believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

U.S. Government Securities Risk. U.S. Government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Convertible Securities Risk. Although to a lesser extent than with nonconvertible debt or fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common securities. A unique feature of convertible securities is that as the market price of the underlying common securities declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common securities. When the market price of the underlying common securities increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common securities.

Restricted and Illiquid Securities Risk. The Fund may invest, on an ongoing basis, in restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on the Fund’s books.

Counterparty Risks. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk. Interest rate risk is the risk that debt and fixed-income securities and preferred securities, and to a lesser extent dividend-paying equity securities, will decline in value because of changes in market interest rates.

When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the NAV and market price of the Fund’s Shares may tend to decline if market interest rates rise. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt and fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Because market interest rates have risen recently from near their lowest levels in many years, there is a substantial risk that the Fund’s portfolio will decline in value. See “Interest Rate Risk.”

Leverage Risks. The Fund may achieve its leverage strategy by issuing Preferred Shares and using borrowings. Leverage creates an opportunity for an increased return to Common Shareholders, but it is a speculative technique because it increases the Fund’s exposure to risks of declining cash flows and reductions in market value. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the common shares. There is no assurance that the use of leverage will be successful during any period in which it is used.

Leverage creates three other major types of risks for Common Shareholders:

Volatility of NAV and Market Price. The likelihood of greater volatility of NAV and market price of Common Shares because changes in the value of the Fund’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the holders of Common Shares;

Income and Dividend Volatility. The possibility either that Common Share income will fall if the dividend rate on the Preferred Shares or the interest rate on borrowings rises, or that Common Share income and distributions will fluctuate because the dividend rate on the Preferred Shares or the interest rate on borrowings varies; and

Restrictions on Dividends and Distributions. If the Fund leverages through the Preferred Shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Fund’s Common Shares or the Preferred Shares or purchase the Fund’s shares, unless at the time thereof the Fund meet certain asset coverage requirements.

Also, when the Fund uses leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s NAV (which equals the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings). See “Leverage Risks.”

Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund’s Shares

Additional Risk Considerations	Special Investment Techniques. Although the Fund has no current intention of engaging in such techniques, the Fund does retain the flexibility to engage in the future in other investment techniques such as hedging, short selling, options trading and investing in futures and other derivatives.

Options Trading Risks. The Fund may engage in options trading to enhance income. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Unexercised options could expire worthless with the loss of the premium paid. Options written by the Fund could require the Fund to either buy or sell securities at disadvantageous prices, adversely affecting the Fund’s performance.

Short Selling Risks. The Fund may make a profit or incur a loss on the short sale depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and the Fund may not be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund also may have the effect of providing the Fund with investment leverage.

Hedging and Futures Transactions Risks. The Fund may lose money on hedging or futures transactions because, among other things: the securities, futures, options on futures or other derivatives used for hedging may be illiquid; their prices may not correlate perfectly with the underlying securities, financial instrument or indices or with the prices of any investments or risks that they are intended to hedge; or because the Fund forecasts market or price movements incorrectly. The Fund also generally incurs transaction costs when it engages in hedging or futures transactions, such as when opening or closing futures or options positions, for investments in futures contracts also require the payment and segregation of initial deposits and daily variation margin payments to the Fund’s custodian, thereby limiting the investment of those assets.

Derivatives. The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, futures contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, facilitate portfolio management and mitigate risks. The Fund also may seek to gain exposure to securities of Realty Companies by investing in derivative instruments such as swap agreements.

Level Rate Distribution Plan Risks. One result of having a level rate distribution plan is that Shareholders may have a nontaxable “return of capital” if the Fund’s income is insufficient to produce taxable dividends, i.e., make a distribution of an amount in excess of the Fund’s current and accumulated earnings and profits. Although nontaxable, such a distribution nevertheless reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares.

Portfolio Turnover Risks. A change in the securities held by the Fund is known as “portfolio turnover.” Under normal circumstances, the length of time that the Fund has held a particular security is not generally a consideration in the Fund’s portfolio management investment decisions. However, portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates. High portfolio turnover rates (i.e., in excess of 100% annually) can lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance. The Fund currently expects that its portfolio turnover will not exceed 100% annually. See “Portfolio Turnover Risks.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline and the dividend payments on the Preferred Shares, if any, or interest payments on borrowings may increase. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. See “Principal Risks of the Fund — Inflation/Deflation Risk.”

Non-Diversified Status Risk. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund’s Shares presents greater risk to you than an investment in a diversified investment company. To the extent that the Trust invests a relatively high percentage of its assets in the securities of a limited number of issuers or even a single issuer, the Trust may be more susceptible to any single economic, political or regulatory occurrence or the decline in value of such issuers’ securities. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See “Non-Diversified Status Risk.” See also “Taxation” in the SAI.

Anti-Takeover Provisions. Certain provisions of the Fund’s Declaration of Trust could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving the holders of the Fund’s Common Shares of an opportunity to sell their Shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. In addition, if the Fund issues Preferred Shares, the holders of the Preferred Shares may have voting rights that could deprive holders of Common Shares of such opportunities. See “Certain Provisions of the Declaration of Trust” and “Anti-Takeover Provisions.”

Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Further the effects of the serious market decline of 2008 and the subsequent deep recession following the bankruptcy of Lehman Brothers and other major financial institutions also continue to affect the market and increase economic uncertainties. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

SUMMARY OF FUND EXPENSES
          The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately                      Common Shares. The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund’s total capital (after issuance), and the table shows Fund expenses as a percentage of net assets attributable to Common Shares and, in footnote 4, as a percentage of net assets attributable to Common Shares assuming no leverage, i.e., no Preferred Shares or borrowings for investment.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	—%
Expenses Borne by the Fund		%(1)(2)
Dividend Reinvestment Plan Fees	None

Percentage of Net
Assets Attributable
to Common Shares(4)
Annual Expenses
Investment Management Fees (3)		___	%
Interest Payments on Borrowed Funds (3)		None
Other Expenses (3)		___	%

[Acquired Fund Fees and Expenses]	[___%]

Total Annual Fund Operating Expenses (3)		___	%
[Fee Waiver and Expense Reimbursement		(___	)%]

Total Net Annual Expenses (3)		___	%

(1)	The Adviser has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $ per Common Share (___% of the offering price).

(2)	If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than ___% of the total amount of the Fund Preferred Share offering, will be borne immediately by Common Shareholders and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund’s total capital (after issuance), those offering costs are estimated to be no more than approximately $ or $0.___ per Common Share (___% of the offering price).

(3)	If the Fund, as an alternative to issuing Fund Preferred Shares, uses leverage by borrowing in an amount equal to approximately 33 1/3% of the Fund’s total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fee would be ___%, Other Expenses would be ___%, Interest Payments on Borrowed Funds (assuming an interest rate of ___%, which interest rate is subject to change based on prevailing market conditions) would be ___%, Total Annual Fund Operating Expenses would be ___% and Total Net Annual Expenses would be ___%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $___, $___, $___and $___, respectively.

(4)	If the Fund does not issue Fund Preferred Shares or otherwise use leverage, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets
Attributable to
Common
Shares
Annual Expenses
Investment Management Fees		___	%
Interest Payments on Borrowed Funds		None
Other Expenses		___	%
[Acquired Fund Fees and Expenses]	[___%]
Total Annual Fund Operating Expenses		___	%
[Fee Waiver and Expense Reimbursement		(__	)%]
Total Net Annual Expenses (3)		___	%

          The following example illustrates the expenses (including the sales load of $_.00, estimated offering expenses of this offering of $_.00 and the estimated Fund Preferred Share offering costs assuming Fund Preferred Shares are issued representing 35% of the Fund’s total capital (after issuance) of $_.00) that you would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of ___% of net assets attributable to Common Shares and (ii) a 5% annual return:

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred	$	___	$	___	$	___	$	___
          The example should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other Expenses’’ set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund’s expenses as stated as percentages of the Fund’s managed assets (assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund’s capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $___; 3 Years $___; 5 Years $___; and 10 Years $___.

THE FUND
          Grubb & Ellis AGA U.S. Realty Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on                     , 2009, and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act’’). As a recently organized entity, the Fund has no operating history. The Fund’s principal office is located at 400 South El Camino Real, San Mateo, California 94402, and its telephone number is (___) ___-___. Grubb & Ellis Alesco Global Advisors, LLC (the “Adviser”) will serve as the Fund’s investment adviser.
USE OF PROCEEDS
          The Fund estimate the net proceeds of this offering, after deducting (i) all organization expenses and (ii) offering costs (other than the sales load) of approximately $___ per share of Common Shares, to be $                     , or $                     assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under “Investment Objectives and Policies.’’ A portion of the organization and offering expenses of the Fund has been advanced by the Adviser and will be repaid by the Fund upon closing of this offering.
          The Fund estimates that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See “Investment Objectives and Policies.’’
INVESTMENT OBJECTIVES AND POLICIES
General
          The Fund’s primary investment objective is current income through investments in real estate securities. Long-term total capital appreciation is a secondary investment objective of the Fund. The Fund has a policy of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies (as defined below under “Portfolio Contents” below) and not in any other industry. Under normal circumstances, the Fund will invest at least 80% of its managed assets in securities of U.S. Realty Companies. The Fund’s investment objectives and its investment policies of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies and under normal circumstances at least 80% of its managed assets in securities of U.S. Realty Companies are considered fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. However, the Fund’s other investment policies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. The Fund also may invest up to 20% of its managed assets in U.S. securities and instruments and other than securities in Realty Companies of any size and cash and cash equivalents. See “Portfolio Contents” below. Although it has no current intention so to do, the Fund also may use certain other investment techniques, including option trading, short selling, hedging and derivatives. To the extent that these investment techniques involve or relate to securities of Realty Companies, the Fund’s assets so used contribute toward meeting its investment policy, under normal circumstance, of investing under normal circumstances at least 80% of its managed assets in securities of U.S. Realty Companies. See “Portfolio Contents,” “Use of Leverage” and “Other Investment Techniques” below. There can be no assurance that the Fund will achieve its investment objectives.
Investment Strategies
          The Adviser conducts quantitative, qualitative and on-site real estate analysis to generate internal investment ideas. The Adviser has numerous proprietary tools and resources to conduct research at the macroeconomic, sector, company and property level. The Adviser may use macroeconomic analysis and property sector research, including domestic and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis. The Adviser’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to net asset value (“NAV”) ratios, dividend yield and potential for growth, return on equity and return on assets.

Individual company research may also consider a number of qualitative factors with respect to individual companies, particularly overall business and growth strategy and quality of management. The investment strategies used by the Fund in selecting portfolio investments may not always be successful.
Portfolio Contents
          Under normal circumstances, the Fund will seek to achieve its investment objectives by investing:
o At least 80% of its managed assets in dividend-paying common stocks and preferred stocks, including dividend-paying convertible preferred securities, of U.S. Realty Companies (as defined below), preferably those securities having the potential to deliver regular income and to offer the opportunity for long-term growth of income and capital appreciation. For purposes of the Fund’s investment strategies, “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive. For purposes of the investment strategy, the Fund considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. The Fund is non-diversified, which means that with respect to at least 50% of its total assets, the Fund may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of any one issuer.
o Up to 20% of its managed assets in U.S. securities and instruments including, but not limited to, fixed income securities of issuers of any size and any maturity, cash and cash equivalents, money market instruments and shares of exchange traded funds (“ETFs”) and other investment companies, the issuers of which need not be Realty Companies. The Fund may also invest up to 20% of its net assets in securities that at the time of purchase are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Adviser. Below-investment grade securities or their equivalents are commonly known as “junk bonds.”
The Fund’s “managed assets” are the net asset value of Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any borrowings used for leverage. The Fund’s investment objectives and its investment policies of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies and under normal circumstances at least 80% of its managed assets in securities of Realty Companies are considered fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. However, the Fund’s investment other policies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies.”
          REITs and REOCs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
          A REIT generally is not taxed under the Internal Revenue Code of 1986, as amended (the “Code”) on income distributed to its shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments. Like REITs, REOCs may invest, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. Consequently, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs. Non-U.S. real estate-related companies may be subject to different tax laws, rules and regulations.

          ETFs. An ETF is an issuer (generally an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts) whose interests represent ownership of an identifiable collection of securities and whose interests investors trade like a stock on an securities exchange so that the interests’ price changes throughout the day. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities market indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the trading day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they generally are issued or redeemed only once per day, usually at the close of the New York Stock Exchange.
          Broad securities market index ETFs include Standard & Poor’s Depository Receipts, which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S & P 500 Index. Real estate-related “sector” ETFs include iShares Dow Jones U.S. Real Estate Index Fund, which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of DJWRES Index, which includes companies in the real estate holding and developing and REITs sub-sectors; the Vanguard REIT Index Fund, which seeks to parallel the investment performance of the Morgan Stanley REIT Index, which tracks publicly traded equity REITs, and StreetTRACKS Wilshire REIT Index Fund, which seeks investment results that, before expenses, generally correspond to the price and yield performance of the Wilshire REIT Index.
          Investment Companies. Under the 1940 Act, the Fund and any company controlled by the Fund may not purchase more than three percent (3%) of the outstanding securities of another investment company (including many ETFs) or invest more than 5% of the Fund’s total assets in such other investment company. In addition, the Fund may not invest more than 10% of its total assets in the aggregate in other investment companies. Accordingly, the Fund may not be able to achieve the Fund’s desired levels of investments in ETFs or investment companies. Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the Fund.
          Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of 7 days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid. Any security whose resale is restricted can be difficult to sell at a desired time and price. In the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds, which adds a subjective element to valuing the Fund.
          Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stock, preferred securities, convertible securities, options, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. Equity securities fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
          Preferred Securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred securities before paying any dividends on its common securities. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they trade like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities.

Because preferred securities represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred security holders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.
          Debt and Fixed Income Securities. Debt and fixed income securities may include both convertible debt securities and convertible preferred securities. Convertible securities are debt or preferred securities that are exchangeable for common securities of the issuer at a predetermined price (the “conversion price”). Depending on the relationship of the conversion price to the market value of the underlying common securities, convertible securities may trade more like common stock than debt instruments. The Fund’s investment in debt securities may include investments in U.S. dollar-denominated corporate debt securities issued by U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund’s investments in debt and fixed income securities also may include investments in Mortgage-Related Securities.
          Below Investment Grade Securities. Under normal circumstances, the Fund invest may up to 25% of its total assets in preferred stock or debt securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Fund. A security will be considered investment grade quality if it is rated “BBB” or higher by S&P, “Baa” or higher by Moody’s, or an equivalent rating by a nationally recognized statistical rating agency, or is unrated by judged to be of comparable quality by the Fund. These below investment grade quality securities (BB/Ba or below) are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.
          The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Fund may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Fund’s Statement of Additional Information (the “SAI”) contains a general description of Moody’s and S&P’s ratings of securities.
          Other Investments. The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper. See “Investment Objectives and Policies’’ in the SAI.
          Other Circumstances. Under normal circumstances, the Fund invests consistently with its investment objectives, strategies and policies as described above. However, in other circumstances, including during periods of adverse market, economic, political, or other conditions, or in other appropriate circumstances, such as with unusually large cash inflows or redemptions, the Fund may conclude that so doing would be inconsistent with its shareholders’ best interests. Thus, the Fund then may depart from its normal practices temporarily and may use alternative or defensive strategies primarily designed to avoid losses or disruptions to the management of its portfolio. For example, the Fund may invest in U.S. Government securities, other high-quality debt instruments and other securities the Fund believes to be consistent with the Fund’s best interests. However, if it does so, the Fund may not achieve its investment objectives. For example, should the stock market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested in stocks.
USE OF LEVERAGE
          Subject to market conditions and the Fund’s receipt of favorable credit ratings on the Fund’s Preferred Shares, approximately one to four months after the completion of the offering, the Fund intends to offer shares of preferred stock (“Fund Preferred Shares’’) representing approximately 35% of the Fund’s capital after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

          Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, the holders of Fund Preferred Shares, voting separately as a class, will elect two of the Fund’s Board. Holders of Common Shares and Fund Preferred Shares voting together as a single class will elect the remaining Trustees of the Fund. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See “Description of Shares—Fund Preferred Shares.’’
          Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board.
          The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain a favorable rating on the Fund Preferred Shares, the Fund may not issue the Fund Preferred Shares.
          Assuming that the Fund Preferred Shares or borrowings will represent approximately 35% of the Fund’s capital and pay dividends or interest, or have a payment rate set by an interest rate transaction, at an annual average rate of [5.16%], the income generated by the Fund’s portfolio (net of estimated expenses) must exceed [___%] in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.
          The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or borrowings representing 35% of the Fund’s total capital, a [___%] yield on the Fund’s investment portfolio, net of expenses, and the Fund’s currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of [___%]. See “Use of Leverage—Leverage Risks.’’

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(18.16)%	(10.47)%	(2.78)%	4.91%	12.61%

          Common Share total return is composed of two elements — the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.
          During the time in which the Fund uses leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s managed assets. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses, including the costs associated with any offering of Fund Preferred Shares (estimated to be slightly more than [___%] of the total amount of the Fund Preferred Share offering), which will be borne immediately by Common Shareholders and the costs associated with any borrowing. See “Summary of Fund Expenses.’’
          The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Leverage Risks
          Using leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.
          Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund was not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.
          Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.
OTHER INVESTMENT TECHNIQUES
          Although the Fund has no current intention of engaging in such techniques, the Fund does retain the flexibility to engage in the future in other investment techniques such as hedging, short selling, options trading and investing in futures and other derivatives.
          Option Trading. To enhance returns, the Fund may engage in options trading with up to 10% of its total assets. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or securities index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or securities index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

          The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.
          The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of put options in other respects is substantially identical to that of call options.
          Short Selling. Seeking to reduce market risks or enhance returns, the Fund also may sell securities short with respect to up to 30% of its total assets. If the Fund anticipates that the price of a security that it does not own will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss on the short sale depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security and upon the transactions costs and the costs of borrowing the security. An increase in the value of a security sold short by the Fund over the price at which it was sold short could result in a theoretically unlimited potential loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.
          In addition, rules that prohibit short sales of securities under certain market conditions may prevent the Fund from executing short sales of securities at the most desirable time. If the prices of securities sold short increase, the Fund may be required to provide additional funds or collateral to maintain the short positions, which may require the Fund to liquidate other investments to provide additional margin. Such liquidations might not be at favorable prices. Also, the lender of securities can request return of the borrowed securities, and the Fund may not be able to borrow those securities from other lenders. This would cause a “buy-in” of the short positions, which may be disadvantageous to the Fund. To collateralize or “cover” its short selling investments, the Fund uses investment grade fixed income and other money market instruments having an average term to maturity or duration of three years or less.
          Hedging. The Fund also may seek to protect against adverse fluctuations in a security’s price, the securities markets or currencies or against other risks through hedging, including but not limited to, investing in options, indexed securities (issued by both Realty and non-Realty Companies), securities index futures, single stock futures and options on such futures, and other derivatives. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or securities market indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.
          Futures. A securities index futures contract is a contract to buy or sell units of a securities market index such as the S & P 500 Index, at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the securities index. The securities index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the securities index at the expiration of the contract. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Similarly, a single stock futures is a futures contract with an underlying of one particular stock, usually in batches of 100. Single stock futures do not involve the transmission share rights or dividends and unlike most options can be traded on margin. Transaction costs for single stock futures may be higher than for other futures transactions.

          When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin,” which does not involve borrowing but is similar to a performance bond or good faith deposit. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
          Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
          As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.
          The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised. Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
          Derivatives. The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, futures contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, facilitate portfolio management and mitigate risks. The Fund also may seek to gain exposure to Securities of Realty Companies by investing in derivative instruments such as swap agreements.
PRINCIPAL RISKS OF THE FUND
          The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve our investment objectives.
No Operating History
          The Fund is a newly organized non-diversified closed-end management investment company with no operating history.
Investment Risk
          An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Stock Market Risk
          Because prices of equity securities fluctuate from day-to-day, the value of the Fund’s portfolio and the price per Common Share will vary based upon general market conditions.

Risks of Concentration
          Because the Fund’s investments are concentrated in securities of Realty Companies, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in Securities of Realty Companies or a single industry or sector. If Securities of Realty Companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification. Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate-related or -intensive companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.
General Risks of Securities Linked to the Real Estate Market
          Because of its policy of concentration in Securities of Realty Companies, the Fund also is generally subject to the risks associated with the direct ownership of real estate, which include:
•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates
          Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

          The Fund’s investments in REITs and REOCs can be adversely affected by deteriorations of the real estate rental market, in the case of REITs and REOCs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and, changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs and REOCs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
Specific Real Estate Industry, Sector and Property Risks
          Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate related companies are investing.
          Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.
          Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.
          Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Because lodging and hotel rooms are generally rented for short periods, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
          Also, lodging businesses and hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a lodging or hotel property subsequent to a foreclosure of such property.
          Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.
          These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

          Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.
          Homebuilding. Homebuilding businesses are affected by several significant factors, including rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates.
          Gaming. The risks of gaming businesses include, among other things, including state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.
          Restaurant. The risks of restaurant businesses are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and in some instances, risks similar to those of the lodging and hotel properties.
          Natural Resources. Natural resources business are affected by several significant factors, including demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation.
          Utility Companies. Utility companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.
          Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would affect the Fund’s investment performance.
          Financial Leverage and Credit Risk. Real estate-related companies may be highly leveraged and financial covenants may affect the ability of real estate-related companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate-related company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate-related company’s cash flow may not be sufficient to repay all maturing debt outstanding.
          In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate-related company’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real state-related company.

          Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.
          Small and Medium-Size Companies. Even the larger REITs in the industry tend to be small to medium-size companies in relation to the equity markets as a whole. There may be less trading in a small to medium-size company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small to medium-size companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a small to medium-size company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT and other real estate-related companies shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average. Small and medium-size companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
          Tax Issues. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. As discussed below, REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect the Fund’s ability to trade or liquidate those securities. In addition, an investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. Specifically, to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT must satisfy certain important definitional requirements. For example, to qualify as a REIT and to avoid excise taxes, a REIT is required to distribute substantially all of its net income on an annual basis. Consequently, a company in which the Fund is investing may be adversely affected if the company’s obligation to distribute net income exceeds its available cash to meet those distribution requirements. REITs are also generally required to be operated by a board of trustees that includes a majority of independent trustees. Further, at least seventy five percent (75%) of a REIT’s gross income (excluding gross income from certain sales of property held for sale) generally must be derived from rents from real property, interest on loans secured by mortgages on real property or certain other types of real estate-related income. REITs are also subject to special ownership requirements that are imposed by law or, in some cases, by the terms of their governing instruments. For example, to qualify as a REIT, the REIT must have at least one hundred shareholders. No more than fifty percent (50%) of the outstanding shares of a REIT may be owned directly or indirectly by five or fewer shareholders, and for purposes of that calculation, shares owned by entities such as a corporation, partnership, trust or pension plan are treated as being owned by its shareholders, partners, beneficiaries or participants. In addition to these requirements imposed by the Code, the governing instrument of a REIT may also impose more stringent restrictions on the ownership of the REIT. The Fund generally will not be in a position to assure that a REIT in which it invests will comply at all times with such requirements. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Fund generally will have no control over the operations and policies of the REITs, and the Fund generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT. If the Fund invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail. In addition, the company may not be able to qualify as a REIT for four years thereafter under certain circumstances. Because the Fund’s investment in securities issued by a REIT may be based on the assumption that the company will continue to qualify as a REIT, any such disqualification or failure to comply with REIT regulation could adversely affect the value of the Fund’s investment in those securities.

ETFs and Investment Companies Risks
          The Fund’s investments in ETFs and other investment companies (including money market funds) must be made in compliance with the restrictions of the 1940 Act, and therefore present certain risks not present in investments in the securities of ordinary companies. Under the 1940 Act, the Fund and any company controlled by the Fund may not purchase more than three percent (3%) of the outstanding securities of another investment company (including many ETFs) or invest more than 5% of the Fund’s total assets in such other investment company. In addition, the Fund may not invest more than 10% of its total assets in the aggregate in other investment companies. Thus, the Fund may not be able to achieve its desired levels of investments in ETF and investment company shares.
Credit Risk.
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a financial decline. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.
Debt and Fixed Income Securities.
          Debt and fixed income securities are subject to credit risk and market risk. For Mortgage-Related Securities, credit risk includes the mortgagors’ and the mortgage loans guarantors’ inability to meet their principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer (or the mortgagors or the mortgage loan guarantors) and general market liquidity. The Fund has no investment restrictions regarding the term to maturity or duration of debt and fixed income securities. Securities having longer term to maturities or durations generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Equity Securities Risk.
          While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by the Fund. Also, the price of equity securities is sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Special Risks Related to Preferred Securities.
There are special risks associated with investing in preferred securities, including:
          Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
          Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
          Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. Government securities.
          Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.
          Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
          New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein.

The Fund reserves the right to invest in these securities if the Fund believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
U.S. Government Securities Risk
          U.S. Government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.
Convertible Securities Risk
          Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common securities. A unique feature of convertible securities is that as the market price of the underlying common securities declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common securities. When the market price of the underlying common securities increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common securities.
Restricted and Illiquid Securities Risk
          The Fund may invest, on an ongoing basis, in restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on the Fund’s books.
Counterparty Risks
          The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Interest Rate Risk
          Interest rate risk is the risk that debt and fixed-income securities and preferred securities, and to a lesser extent dividend-paying equity securities, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the NAV and market price of the Fund’s Common Shares may tend to decline if market interest rates rise. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Because market interest rates are currently near their lowest levels in many years, there is a substantial risk that the Fund’s portfolio will decline in value.

Risks of Investment in Preferred Stocks and Debt Securities
          In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.
Risks of Investment in Below-Investment Grade Securities
          Below-investment grade securities, i.e., those securities rated lower than the top four categories by S&P or Moody’s, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below-investment grade securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below-investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default at the time of purchase.
          Below-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of below-investment grade securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on below-investment grade securities will fluctuate. If the issuer of below-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.
          The secondary markets in which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
          Any adverse economic conditions could disrupt the market for below-investment grade securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below-investment grade securities.
Market Price Discount From Net Asset Value
          Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at below or above net asset value, or at below or above the initial public offering price.
          The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Leverage Risks
          The Fund may achieve its leverage strategy by issuing Preferred Shares and using borrowings. Leverage creates an opportunity for an increased return to Common Shareholders, but it is a speculative technique because it increases the Fund’s exposure to risks of declining cash flows and reductions in market value. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Common Shares. There is no assurance that the use of leverage will be successful during any period in which it is used. Leverage creates three other major types of risks for common Shareholders:
          Volatility of NAV and Market Price. The likelihood of greater volatility of NAV and market price of Common Shares because changes in the value of the Fund’s portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the holders of Common Shares;
          Income and Dividend Volatility. The possibility either that Common Share income will fall if the dividend rate on the Preferred Shares or the interest rate on borrowings rises, or that Common Share income and distributions will fluctuate because the dividend rate on the Preferred Shares or the interest rate on borrowings varies; and
          Restrictions on Dividends and Distributions. If the Fund leverages through the Preferred Shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the Fund’s Common Shares or the Preferred Shares or purchase the Fund’s Common or Preferred Shares, unless at the time thereof the Fund meet certain asset coverage requirements.
          When the Fund uses leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s NAV (which equals the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings).
          Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund’s Common Shares.
ADDITIONAL RISK CONSIDERATIONS
Other Investment Technique Risks
Although the Fund has no current intention of engaging in such techniques, the Fund does retain the flexibility to engage in the future in other investment techniques such as hedging, short selling, options trading and investing in futures and other derivatives.
          Options Trading Risks
          The Fund may engage in options trading to enhance income. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Unexercised options could expire worthless with the loss of the premium paid. Options written by the Fund could require the Fund to either buy or sell securities at disadvantageous prices, adversely affecting the Fund’s performance.
          Short Selling Risks
          The Fund may make a profit or incur a loss on the short sale depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and the Fund may not be able to close out the position at any particular time or at an acceptable price. Use of short sales by the Fund also may have the effect of providing the Fund with investment leverage.

          Hedging and Futures Transactions Risks
          The Fund may lose money on hedging or futures transactions because, among other things, the securities, futures, options on futures or other derivatives used for hedging may be illiquid; their prices may not correlate perfectly with the underlying securities, financial instrument or indices or with the prices of any investments or risks that they are intended to hedge; or because the Fund forecasts market or price movements incorrectly. The Fund also generally incurs transaction costs when it engages in hedging or futures transactions, such as when opening or closing futures or options positions, for investments in futures contracts also require the payment and segregation of initial deposits and daily variation margin payments to the Fund’s custodian, thereby limiting the investment of those assets.
          Level Rate Distribution Plan Risks.
          One result of having a level rate distribution plan is that Shareholders may have a nontaxable “return of capital” if the Fund’s income is insufficient to produce taxable dividends, i.e., make a distribution of an amount in excess of the Fund’s current and accumulated earnings and profits. Although nontaxable, such a distribution nevertheless reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares.
Portfolio Turnover
          A change in the securities held by the Fund is known as “portfolio turnover.” Under normal circumstances, the length of time that the Fund has held a particular security is not generally a consideration in the Fund’s portfolio management investment decisions. However, portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates. See “Taxation.’’ High portfolio turnover rates (i.e., in excess of 100% annually) can lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund’s performance. The Fund currently expects that its portfolio turnover will not exceed 100% annually.
Inflation/Deflation Risk
          Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Preferred Shares, if any, or interest payments on borrowings may increase. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Non-Diversified Status
          The Fund is classified as a “non-diversified’’ investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company a (a “RIC”) for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent our earnings are distributed to shareholders. See “Taxation” in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Fund’s total assets will be invested in cash and cash items, U.S. Government securities, securities of other RICs and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company. To the extent that the Trust invests a relatively high percentage of its assets in the securities of a limited number of issuers or even a single issuer, the Trust may be more susceptible to any single economic, political or regulatory occurrence or the decline in value of such issuers’ securities.
Anti-Takeover Provisions
Certain provisions of the Fund’s Declaration of Trust could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving the holders of the Fund’s Common Shares of an opportunity to sell their Shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. In addition, if the Fund issues Preferred Shares, the holders of the Preferred Shares may have voting rights that could deprive holders of Common Shares of such opportunities. See “Certain Provisions of the Declaration of Trust.”

Market Disruption Risk
The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Further the effects of the serious market decline of 2008 and the subsequent deep recession following the bankruptcy of Lehman Brothers and other major financial institutions also continue to affect the market and increase economic uncertainties. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.
MANAGEMENT OF THE FUND
          The business and affairs of the Fund is managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with the Adviser, administrator (the “Administrator”), custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund’’ in the SAI.
The Adviser
          The Fund has retained Grubb & Ellis Alesco Global Advisors, LLC (“AGA” or the “Adviser”) to manage the investments of the Fund. AGA is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402. Organized in August 2005, AGA is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. In late 2007, the Adviser became an indirect majority-owned subsidiary of Grubb & Ellis Company, a commercial real estate services and investment management firm. The Adviser has served as an investment adviser for several private real estate pooled investment vehicles as well as mutual funds. AGA currently manages three mutual fund investing in securities of Realty Companies, which as of                     , 2010, had approximately $ million in assets under management. In the future, AGA also may sponsor and manage other pooled investment vehicles, which may include a mutual fund, a closed-end investment company and a REIT.
          Subject to the direction and control of the Board, AGA regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objectives, policies and limitations as stated in this Prospectus and the SAI. From time to time, AGA determines what securities will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund set forth in this Prospectus and the SAI.
Portfolio Managers
          Since ___, 2010, Jay P. Leupp has served as the Fund’s lead portfolio manager, assisted by co-portfolio manager David R. Ronco. All Fund investment ideas are reviewed by both portfolio managers. Mr. Leupp supervises overall management of the portfolio and makes all final investment decisions. Mr. Ronco is primarily responsible for day-to-day management of the portfolio.
          Mr. Leupp is the Chief Executive Officer and President of AGA. Before founding AGA, Mr. Leupp was a managing director at RBC Capital Markets, an investment banking group of the Royal Bank of Canada (“RBC”), where he oversaw a five-person equity research team that provided comprehensive coverage of the multifamily, retail, office, industrial, and specialty REIT sectors in the United States. His team’s coverage universe included over 60 publicly traded real estate companies. Before joining RBC in 2002, Mr. Leupp was managing director of real estate equity research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994. From 1991 to 1994, he was vice president of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate. From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing. Mr. Leupp holds a bachelor’s degree in accounting from Santa Clara University and an MBA from Harvard University.

          Mr. Leupp is a member of the Board of Directors of Sentinel Vision Corporation and Chaminade College Prepatory (Los Angeles). He is also a member of the Santa Clara University Board of Regents and is a Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley.
          Mr. Ronco is a Portfolio Manager of AGA. Before joining AGA, Mr. Ronco was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2002, Mr. Ronco was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. From 2000 to 2001, Mr. Ronco was an analyst at the investment banking firm of Salem Partners LLC. Mr. Ronco holds a bachelor’s degree in economics from Stanford University.
          The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
Investment Advisory and Management Agreement
          Under its Investment Advisory and Management Agreement with the Fund (the “Advisory Agreement”), the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Adviser also performs certain administrative services for the Fund and provides persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, members, managers, officers or employees of the Adviser.
          For its services under the Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of [___%] of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees, the Administrator, Custodian, Transfer Agency and Dividend Disbursing Agent expenses, legal fees, expenses of independent public accountants, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See “Summary of Fund Expenses.’’ If the Fund uses leverage, the fees paid to the Adviser for investment advisory and management services and to the Administrator for administrative services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of borrowings for leverage. See “Use of Leverage.’’
Administration and Sub-Administration Agreement
          Under its Administration Agreement with the Fund, Grubb & Ellis Alesco Global Advisors, LLC, in its capacity as the Fund’s Administrator and not as investment adviser, provides certain administrative and accounting functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

          In accordance with the Administration Agreement and with the approval of the Board, the Administrator has entered into an agreement with [                                          ] as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, [                                         ] has assumed responsibility for certain fund administration services.
          Under the Administration Agreement, the Fund pays the Administrator an amount equal to on an annual basis [___%] of the Fund’s managed assets. (Under the Sub-Administration agreement, the Fund pays [                                          ] a monthly administration fee. The sub-administration fee paid by the Fund to [                      ] is computed on the basis of the net assets in the Fund at an annual rate equal to [___%] of the first [$___] million in assets, [___%] of the next [$___] million, and [___%] of assets in excess of [$___] million, with a minimum fee of [$___]. [The aggregate fee paid by the Fund and the other funds administrated by the Administrator to [                                           ] is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Alesco family of funds (i.e., ___ funds at $___ or $___ at . [___%], etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee.) [                                            ] also serves as the Fund’s Custodian and [                                            ] has been retained to serve as the Fund’s Transfer Agent, Dividend Disbursing Agent and Registrar. See “Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar.”
DIVIDENDS AND DISTRIBUTIONS
Level Rate Distribution Policy
          Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate or other derivatives transactions and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.
          The Fund’s ability to maintain a Level Rate Distribution Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on its borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on its borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the commencement of this offering, depending upon market conditions.
          The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts derived from the non-taxable components of the distributions received by the Fund and its portfolio investments. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.’’
Because the REITs in which the Funds invest do not provide complete information about the taxability of their distributions until after the calendar year-end, the Funds may not be able to determine how much of their distributions are taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Funds may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28.

Dividend Reinvestment Plan
          The Fund has a Dividend Reinvestment Plan (the “Plan’’) commonly referred to as an “opt out’’ plan. Each shareholder will have all distributions of dividends, capital gains and returns of capital, if any, automatically reinvested in additional Common Shares by [                                          ] as agent for shareholders pursuant to the Plan (the “Plan Agent’’), unless they elect to receive cash. The Plan Agent will either
               (i) effect purchases of Common Shares under the Plan in the open market or
               (ii) distribute newly issued Common Shares of the Fund.

          Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.
          The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution or return of capital, if any, the Plan Agent will, as agent for the participants, either
               (i) receive the cash payment and use it to buy Common Shares in the open market, on the [New York Stock Exchange] or elsewhere, for the participants’ accounts or
               (ii) distribute newly issued Common Shares of the Fund on behalf of the participants.

          The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.
          Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distribution record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant’s instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.
          The Plan Agent maintains each shareholder’s account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days. On behalf of the participant, the Plan Agent will hold common Shares in the account of each Plan participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.
          In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

          The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends, capital gain distributions or return of capital, if any. See “Taxation.’’
          The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 1-8_-___-___.
CLOSED-END STRUCTURE
          The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at “net asset value.’’ Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
          Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See “Repurchase of Shares.’’ The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.
POSSIBLE CONVERSION TO OPEN-END STATUS
          The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See “Certain Provisions of the Declaration of Trust and By-Laws’’ for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund’s Common Shares would no longer be listed on the [New York Stock Exchange]. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

REPURCHASE OF SHARES
          Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares’’ in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.
          There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the shares trading at a price which approximates their net asset value. Although Common Share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any Common Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. See “Taxation’’ for a description of the potential tax consequences of a share repurchase.
TAXATION
          The following brief tax discussion assumes you are a U.S. Common Shareholder and that you hold your shares as a capital asset. In the SAI the Fund has provided more detailed information regarding the tax consequences of investing in the Fund. Dividends paid to you out of the Fund’s current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.
          A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
          Each year, the Fund will notify you of the tax status of dividends and other distributions.
          If you sell your Fund Common Shares, or have Common Shares repurchased by the Fund, you may realize a capital gain or loss that will be long-term or short-term, depending generally on your holding period for the Common Shares.
          The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you:
               (i) fail to provide us with your correct taxpayer identification number;
               (ii) fail to make required certifications; or
               (iii) have been notified by the Internal Revenue Service that you are subject to backup withholding.

          Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.
          The Fund intends to qualify as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to Common Shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.
DESCRIPTION OF SHARES
Common Shares
          The Fund is authorized to issue an unlimited number of shares of beneficial interest having a no par value designated as “Common Shares.” The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Trustees are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Trustees. Whenever Fund Preferred Shares or borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See “Fund Preferred Shares’’ below. The Fund’s Common Shares have been approved for listing on the [New York Stock Exchange] upon notice of issuance under the symbol [“___.’’] Under the rules of the [New York Stock Exchange] applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under “Fund Preferred Shares’’ and “Certain Provisions of the Declaration of Trust and By-Laws’’ and above under “Possible Conversion to Open-End Status’’ are subject to the provisions contained in the Fund’s Declaration of Trust and By-Laws.
          As of the date of this prospectus, the Adviser owned of record and beneficially [___] shares of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.
Fund Preferred Shares
          The Fund’s Declaration of Trust authorizes the Board, without approval of the Common Shareholders, to classify any unissued shares of the Fund’s common stock into preferred shares, no par value, in one or more classes or series, with rights as determined by the Board.
          The Fund currently intends to offer Fund Preferred Shares (representing approximately 35% of the Fund’s capital immediately after the time the Fund Preferred Shares are issued) approximately one to four months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund’s receipt of a favorable credit rating on the Fund Preferred Shares and to the Board’s continuing belief that leveraging the Fund’s capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

          Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total assets less liabilities other than borrowings, measured immediately after issuance of the Fund Preferred Shares. “Liquidation value’’ means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund’s total assets less liabilities other than borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately 35% of the value of the Fund’s total assets less liabilities other than borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.
          Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares.
          Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.
          Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.
          Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Trustees. Common Shareholders and holders of Fund Preferred Shares, voting together as a single class, will elect the remaining Trustees. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.
          Redemption, Purchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.’’
          The discussion above describes the Board’s present intention with respect to a possible offering of Fund Preferred Shares. If the Board determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust.
CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS
          The Declaration of Trust, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

          In addition, the Fund’s Declaration of Trust requires the favorable vote of a majority of the Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all classes or series of common shares or preferred shares of the Fund.
          The 5% holder transactions subject to these special approval requirements are:
          - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
          - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);
          - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
          - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
          To convert the Fund to an open-end investment company, the Fund’s Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the ___ Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.
          To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series.
          If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally.

Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.
          The Board has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Delaware law and the 1940 Act, are in the best interest of the Fund’s shareholders generally.
          Reference is made to the Declaration of Trust and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.
UNDERWRITING
Subject to the terms and conditions stated in the purchase agreement dated ___, 2010, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Number of
Underwriter	Common Shares

Total

          The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.
          The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of [$___] per share. The sales load investors in the Fund will pay of [$___] per share is equal to [___%] of the initial offering price. The underwriters may allow, and the dealers may re-allow, a discount not in excess of [$___] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.
          The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share		Without Option	With Option
Public offering price	$	___.00	$	$

Sales load	$	________	$	$

Estimated offering expenses	$	________	$	$

Proceeds to the Fund	$	________	$	$

          The expenses of the offering are estimated at $                     and are payable by the Fund.

          The Fund has granted the underwriters an option to purchase up to                      additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.
          Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.
          If the underwriters create a short position in our Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.
          Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
          The Trust and the Adviser have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.
          The Fund has agreed not to offer or sell any additional Common Shares for a period of [___] days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement.
          The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.
          The Common Shares will be sold to ensure that [New York Stock Exchange] distribution standards (round lots, public shares and aggregate market value) will be met.
          The principal business address of                      is                                         . The principal business address of                      is                                         . The principal business address of                      is                                         . The principal business address of                      is                     .
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
          [                                          ], whose principal business address is                      ,                     , ___                    , has been retained to act as custodian of the Fund’s investments and [                          ], whose principal business address is                     ,                     , ___                     to serve as the Fund’s transfer and dividend disbursing agent and registrar. Neither [                                          ] nor [                                           ] has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.
REPORTS TO SHAREHOLDERS
          The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

VALIDITY OF THE SHARES
          The validity of the shares offered hereby is being passed on for the Fund by                                         ,                     ,                     , and certain other legal matters will be passed on for the underwriters by                     ,                     ,                     .                       will opine on certain matters pertaining to Delaware law.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Fund	3
Investments Objectives And Policies	3
Investment Restrictions	19
Trustees And Officers	20
Investment Advisory And Other Services	24
Securities Transactions	27
Portfolio Turnover	29
Determination Of Net Asset Value	29
Repurchase Of Shares	30
Taxation	31
Performance Information	35
Independent Public Accountants	36
Custodian, Transfer Agent, Dividend Disbursing Agent And Registrar	36
Additional Information	36
Statement Of Assets And Liabilities	37
Report Of Independent Public Accountants	37
Appendix A — Quality Ratings Of Corporate Bonds And Preferred Stocks	38
Appendix B — Proxy Voting Policies And Procedures	40

SUBJECT TO COMPLETION, DATED                            , 2010

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

GRUBB & ELLIS AGA U.S. REALTY INCOME FUND
400 SOUTH EL CAMINO REAL
SUITE 1250
SAN MATEO, CALIFORNIA 94402
(8)      -
STATEMENT OF ADDITIONAL INFORMATION
     This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus for Grubb & Ellis U.S. Realty Income Fund (the “Fund”) dated ___ ___, 2010, as supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus can be obtained by calling the Fund toll-free at 1-8___-___-___, or by writing the Fund at the address above or by visiting the Fund’s Internet site http://                    .com.

THE FUND
          Grubb & Ellis AGA U.S. Realty Income Fund (the “Fund”), a non-diversified closed-end management investment company, was organized as a Delaware statutory trust on ___, 2009. The Fund has retained Grubb & Ellis Alesco Global Advisors, LLC as its investment adviser (the “Adviser” or “AGA”). Much of the information contained in this Statement of Additional Information (“SAI”) expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.
INVESTMENT OBJECTIVES AND POLICIES
          The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus.
          INVESTMENT OBJECTIVES AND POLICIES. The Fund’s primary investment objective is current income through investments in real estate securities. Long-term total capital appreciation is a secondary investment objective of the Fund.
Under normal circumstances, the Fund will seek to achieve its investment objectives by investing:
o At least 80% of its managed assets in dividend-paying common stocks and preferred stocks, including dividend-paying convertible preferred securities, of U.S. Realty Companies (as defined below), preferably those securities having the potential to deliver regular income and to offer the opportunity for long-term growth of income and capital appreciation. For purposes of the Fund’s investment strategies, “Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), real estate service companies, companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive. For purposes of the investment strategy, the Fund considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate. The Fund is non-diversified, which means that with respect to at least 50% of its total assets, the Fund may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of any one issuer.
o Up to 20% of its managed assets in U.S. securities and instruments including, but not limited to, fixed income securities of issuers of any size and any maturity, cash and cash equivalents, money market instruments and shares of exchange traded funds (“ETFs”) and other investment companies, the issuers of which need not be Realty Companies. The Fund may also invest up to 20% of its net assets in securities that at the time of purchase are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Adviser. Below-investment grade securities or their equivalents are commonly known as “junk bonds.”
The Fund’s “managed assets” are the net asset value of Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any borrowings used for leverage.

The Fund’s investment objectives and its investment policies of concentrating its investments (i.e., 25% or more of total assets) in securities of Realty Companies and under normal circumstances at least 80% of its managed assets in securities of Realty Companies are considered fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. However, the Fund’s investment other policies are not fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders, although the Fund has no current intention of so doing. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives. See “Investment Objectives and Policies” and “Investment Restrictions.”
     Although it has no current intention of so doing, the Fund also may use certain other investment techniques, including option trading, short selling, hedging and investing in derivatives. To the extent that these investment techniques involve securities of Realty Companies, the Fund’s assets so used contribute toward meeting its investment policy, under normal circumstance, of investing under normal circumstances at least 80% of its managed assets in securities of Realty Companies.
     EQUITY SECURITIES. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, options and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’ s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund, the investment characteristics of the underlying common shares or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.
     WARRANTS. The Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).
     INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators.

Indexed securities in some cases are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.
     The performance of indexed securities depends largely on the performance of the security, securities market, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.
     EXCHANGE TRADED FUNDS. An ETF generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally traded only once per day at market close.
     INVESTMENT COMPANIES. The Fund may invest a portion of its assets in other investment companies, including exchange traded funds and money market mutual funds. Any investment by the Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in 1940 Act: The Fund and any company controlled by the Fund may not purchase more than three percent (3%) of the outstanding securities of another investment company (including many ETFs) or invest more than 5% of the Fund’s total assets in such other investment company. In addition, the Fund may not invest more than 10% of its total assets in the aggregate in other investment companies. Accordingly, the Fund may not be able to achieve the Fund’s desired levels of investments in ETFs or no-load investment companies.
     Investment in another investment company also usually involves payment of the other investment company’s pro rata share of advisory fees or administrative and other fees and expenses charged by such investment company, in addition to those paid by the Fund. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but also may trade at a premium to net asset value. The Fund may pay a premium to invest in a closed-end investment company in circumstances where the Fund determines that the potential for capital growth justifies the payment of a premium.
     U.S. GOVERNMENT SECURITIES. U.S. Government Securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (“GNMA”). Other U.S. Government Securities may be backed by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency.

The U.S. Government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S. Government Securities will fluctuate based on interest rate changes and other market factors.
     DEBT AND FIXED INCOME SECURITIES. The Fund may invest in bonds and other types of debt and fixed income obligations of U.S. and foreign issuers. These securities may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity. Debt and fixed income securities may include:
•	bonds, notes and debentures issued by corporations;

•	U.S. Government Securities;

•	municipal securities;

•	Mortgage-Related Securities and asset-backed securities;

•	debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.
     The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Fund to be of comparable quality to such rated securities. The Fund may invest up to 25% of its total assets in below investment grade securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Fund See Appendix A for descriptions of these rating categories.
     To collateralize or “cover” its short positions (which may be up to 30% of the Fund’s total assets), the Fund will invest in a wide variety of debt securities, including corporate debt securities (including bonds, debentures and notes), U.S. Government Securities, commercial paper (including variable amount master demand notes), and bank obligations such as certificates of deposit, banker’s acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Fund).
     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund generally will invest in commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.
     The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long- term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.
     MORTGAGE-RELATED SECURITIES. The Fund may invest in Mortgage-Related Securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The Mortgage-Related Securities in which the Fund may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”).
     CMOs are debt instruments issued by special purpose entities and secured by mortgages or other Mortgage-Related Securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are Mortgage-Related Securities as to which the issuers have qualified to be treated as “real estate mortgage investment conduits” under the Internal Revenue Code of 1986, as amended (the “Code”), and have the same characteristics as CMOs.
     The Fund may from time to time also invest in “stripped” Mortgage-Related Securities. These securities operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped Mortgage-Related Security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities that can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to Mortgage-Related Securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” Mortgage-Related Securities generally are considered illiquid. The prices of these securities are more volatile than the prices of debt securities that make periodic payments of interest.
     Because the mortgages underlying Mortgage-Related Securities are subject to prepayment at any time, most Mortgage-Related Securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by the Fund must be reinvested in other securities.

As a result, prepayments in excess of that anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.
     Each class of a CMO is usually issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Related Securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.
     VARIABLE-, ADJUSTABLE- AND FLOATING-RATE SECURITIES. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Adjustments of interest rates of mortgages underlying adjustable rate mortgage securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-, adjustable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
     Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.
     Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them subject to the Fund’s investment policy of not investing more than 25% of its total assets in below-investment grade.]
     In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund’s investments at the time of purchase. When determining whether such an obligation meets the Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be “stripped” into classes in a manner similar to that described under the heading “Mortgage-Related Securities” above, and are subject to similar prepayment risks as described therein.
     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s Custodian at the Federal Reserve Bank.
     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to investment grade and will be held by the Custodian or in the Federal Reserve Book Entry System.
     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.

As with any unsecured debt obligation purchased for the Fund, the Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
     OPTIONS.
     Put and Call Options. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.
     Purchasing Put and Call Options. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices or to enhance returns. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.
     Writing Covered Call Options. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.
     Writing Covered Put Options. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of covered put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.
     Options Risks. Option transactions in which the Fund may engage involve following risks:
     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.

If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.
     By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit.
     If the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. The writing of covered call options is a conservative investment technique, which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.
     The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
     The risks involved in writing covered put options include the risk that the writer of an option may be assigned an exercise at any time during the option period, that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Also, there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.
     When writing covered put options, the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options, the Fund will be required to own the underlying financial instrument (or comparable securities satisfying the cover requirements of the securities exchanges), or have the right to acquire the underlying financial instrument through immediate conversion of securities, or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund’s ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission (the “SEC”) has taken the position that over-the-counter options and the assets used as “cover” for over-the-counter options are illiquid securities.
     The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
     An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.

As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Fund believes it is inadvisable to do so.
     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Adviser or the Adviser may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.
     Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.
     Government regulations also may restrict the Fund’s use of options.
     Other risks include disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Fund’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the ability of the Adviser to select the proper time, type and duration of the options.
     Special Expiration Price Options. Certain of the Fund may purchase over-the-counter puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Fund believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option is applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Fund’ profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 20% of the value of its total assets, and will limit premiums paid for such options in accordance with applicable securities laws.
     The Fund’s current policy is not to commit greater than 10% of the Fund’s total assets to option trading for the purposes of enhancing income.
     USE OF LEVERAGE. Subject to market conditions [and the Fund’s receipt of favorable credit ratings on the Fund Preferred Shares,] approximately one to four months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately 35% of the Fund’s capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to the Fund Preferred Shares, the Fund may leverage through borrowings. Any borrowings will have seniority over the Common Shares.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, the holders of Fund Preferred Shares, voting separately as a class, will elect two of the Fund’s Trustees. Holders of Common Shares and Fund Preferred Shares voting together as a single class will elect the remaining Trustees of the Fund. If the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company (a “RIC”) under the Code, which could have a material adverse effect on the value of the Common Shares. See “Description of Shares — Fund Preferred Shares” in the Prospectus.
     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board.
     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain a favorable credit rating on the Fund Preferred Shares, the Fund will not issue the Fund Preferred Shares.
     During the time in which the Fund is using leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses.
     The Fund may also borrow money (up to 5% of its total assets) as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
     LEVERAGE RISK. Using leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares.

So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. However, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.
     Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund was not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.
     In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.
     Unless and until the Fund borrows for leverage or the Fund issues the Fund Preferred Shares, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.
     REVERSE REPURCHASE AGREEMENTS. In connection with its leveraging activities, the Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security that is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund’s counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.
     SHORT SALES. The Fund may seek to hedge investments or realize additional gains through short sales of up to 30% of its total assets. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan, which constitute expenses borne by the Common Shareholders. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s Custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.
     All short sale positions will be fully collateralized in compliance with Regulation T and Section 18 of the 1940 Act. Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.
     The Fund will set aside in a segregated custodial account an amount of cash, U.S. government securities or other liquid debt securities equal to the excess of the current market value, as calculated on a daily basis, of the securities sold short over the amount of collateral deposited with the broker or other institution in respect of the short sale (not including the proceeds of the short sale). These assets may not be sold while the corresponding short position is open unless similar assets replace them.
     FUTURES CONTRACTS.
     Index Futures Contracts and Options. The Fund may buy and sell securities index futures contracts, single stock futures and related options for hedging purposes or to attempt to increase investment return. A securities index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. Similarly, a single stock futures is a futures contract with an underlying of one particular stock, usually in batches of 100. Single stock futures do not involve the transmission share rights or dividends and unlike most options can be traded on margin. Transaction costs for single stock futures may be relatively higher than for other futures transactions.
     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) is composed of 500 selected common stocks. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 500 Index were $1,000, one contract would be worth $100,000 (100 units x $1,000). The securities index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 500 Index at a specified future date at a contract price of $1,000 and the S&P 500 Index is at $1,040 on that future date, the Fund will gain $4,000 (100 units x gain of $40). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 500 Index is at $1,020 on that future date, the Fund will lose $2,000 (100 units x loss of $20). Transaction costs would reduce the gain or increase the loss of any such transactions.
     Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
     Puts and Calls on Securities Indices. As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund which may purchase and sell index futures contracts may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”
     The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund also may allow such options to expire unexercised.
     Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
     Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in securities transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
     Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
     Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intend to purchase or sell futures generally on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if financial futures are used to hedge portfolio securities, such securities generally will not be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.
     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.
     Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities that are the subject of a hedge. The Fund will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.
     Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Fund’s ability to predict correctly movements in the direction of the market. It is possible that, if the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result, the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund still may not result in a successful hedging transaction over a very short time period.
     Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
     SMALL AND MEDIUM-SIZE COMPANY RISKS. The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-size capitalization. Small or medium-size capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, such companies may have been recently organized, and have little or no track record or success. Also, less publicly available information about the issuers of these securities or less market interest in such securities may be available than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. In many instances the securities of small or medium-size companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small or medium-size capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.
ler.
     INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
     NON-DIVERSIFICATION OF INVESTMENTS. The Fund is operated as a “non-diversified” investment company, and as such, the Fund may be subject to greater risks than diversified investment companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund’s total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government Securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government Securities and securities of other RICs) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. In some cases, illiquid securities are more difficult to value. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices. An investment company also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. There are no limitations on the Fund’s ability to invest in illiquid securities.
          LOANS OF PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund’s Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.
          Loans must be continuously secured by collateral consisting of: (i) cash; (ii) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (iii) an irrevocable bank letter of credit; or (iv) any combination thereof, equal to not less than one hundred percent (100%) of the value, marked-to-market daily, of the securities loaned. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Fund or an affiliated person of the Adviser or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Code and permit the Fund to reacquire loaned securities on three days’ notice or in time to vote on any important matter.
          MAJORITY. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) two-thirds or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.
INVESTMENT RESTRICTIONS
     The Fund has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Fund. These restrictions may not be changed with respect to the Fund without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Unless otherwise expressly noted, the Fund may not:
1.	Underwrite the securities of other issuers, except that the Fund may acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act, and except that the Fund may invest in companies that engage in such businesses to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

2.	Purchase or sell real estate or interests in real estate except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

3.	Purchase or sell commodities or commodity contracts, including futures contracts, except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

4.	Make loans to other persons except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

5.	Purchase securities on margin except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

6.	Borrow money and using leverage except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

7.	Purchase or sell puts and calls on securities except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

8.	Make short sales of securities except to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

9.	Participate on a joint or joint and several basis in any securities trading account.

10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

11.	Invest in the securities of any one industry if as a result, more than 25% of the Fund’s total assets would be invested in the securities of such industry except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities; and (b) the Fund may invest more than 25% of the Fund’s total assets in securities of Realty Companies to the extent authorized by the Board of Trustees and disclosed in the Fund’s Prospectus or this SAI.

12.	Issue senior securities except that (a) the Fund may borrow money in amounts up to one third of the value of its total assets, and (b) the Fund may issue senior securities to the extent authorized by the Board of Trustees and disclosed elsewhere in the Prospectus or the SAI, including without limitation in Investment Restrictions Nos. 5, 6 and 8.
          With respect to the percentages adopted by the Fund as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.
TRUSTEES AND OFFICERS
          The business of the Fund is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Fund, which Declaration of Trust has been filed with the SEC and is available upon request. See “Description of the shares” and “Certain Provisions of the Declaration of Trust and By-Laws” in the Prospectus.

     Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties.
     Following is a table listing the Trustees and executive officers of the Fund and their principal occupation over the last five years. The Trustees who are not interested persons of the Fund or the Adviser as that term is defined under the 1940 Act (“Independent Trustees”) are listed first.
Independent Trustees

		Position		Number of
		Term, and	Principal Occupation	portfolios	Other Trusteeship/
		length of time	during the Past Five	overseen	Directorship held by
Name and Address	Age	served	Years	by Trustee	Trustee

Interested Trustees and Officers

		Position		Number of
		Term, and	Principal Occupation	portfolios	Other Trusteeship/
		length of time	during the Past Five	overseen	Directorship held by
Name and Address	Age	served	Years	by Trustee	Trustee

*	Jay P. Leupp, as an affiliated person of the Adviser, is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
Compensation
     For their service as Trustees, the Independent Trustees receive a fee of $  per quarter from the Fund’s administrator, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested Trustees of the Fund receive no compensation for their service as Trustees. The table below details the amount of compensation the Trustees received from the Fund for the fiscal year ended ___, 2010. None of the Fund’s executive officers receives compensation from the Fund.

		Pension or		Total
	Aggregate	Retirement		Compensation from
	Compensation	Benefits Accrued		Fund and Fund
	Paid to	As Part of Fund	Annual Benefits	Complex Paid to
Name and Position	Trustees	Expenses	Upon Retirement	Trustees

Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of ___, 2009:
Key
A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000
Dollar Range of Equity Securities Beneficially Owned in the Fund (1)

Aggregate Dollar Range of Equity
	Grubb & Ellis	Securities Beneficially Owned in All
	AGA U.S.	Registered Investment Companies
	Realty Income	Overseen by Trustee in Family of
Name of Trustee	Fund	Investment Companies(1)

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
     As of ___ ___, 2010, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser, any principal underwriter of the Fund, or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or any principal underwriter of the Fund. During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, any principal underwriter of the Fund or any affiliate of the Adviser or [any principal underwriter of the Fund] in which the amount involved exceeded $120,000.
Board Committees
     Audit Committee. The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows:                                         . The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent public accountants concerning the scope of the audit and the accountant’s independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee last met during the Board meeting on ___ ___, 2010.

     Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of the Independent Trustees, who currently are as follows:                                         . [There are no policies in place regarding nominees recommended by shareholders.] The Nominating Committee last met during the Board meeting on ___ ___, 2010.
     Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund’s securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available or is subject to question as provided in the Fund’s compliance program policies and procedures. The Valuation Committee last met during the Board meeting on ___ ___, 2010. Currently,                                          are members of the Valuation Committee.
Conflicts of Interest
     No Independent Trustee, and no immediate family members, owns any securities issued by the Adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Adviser.
Control Persons, Principal Holders of Securities and Management Ownership
     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of                      ___, 2010. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.
Grubb & Ellis AGA U.S. Realty Income Fund

Name and Address	% Ownership	Type of Ownership

Management Ownership
     As of ___, 2010, the Trustees, as a group owned shares of the Fund as shown below.

Percentage of Fund
Name of the Fund	owned by Trustees

Grubb & Ellis AGA U.S. Realty Income Fund	__.__	%

Code of Ethics
     The Fund, the Adviser and each of the Fund’s principal underwriters have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and its affiliates [and of each principal underwriter] to invest in securities that may be purchased or held by the Fund. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. These codes of ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policy
     The Fund’s entire proxy voting policies and procedures are set forth in Appendix B.
INVESTMENT ADVISORY AND OTHER SERVICES
     Grubb and Ellis Alesco Global Advisors, LLC. The Fund retains Grubb & Ellis Alesco Global Advisors, LLC, a California limited liability company (“AGA” or the “Adviser”) that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, to manage the investments of the Fund. AGA is located at 400 South El Camino Real, Suite 1250, San Mateo, California 94402.
     In late 2007, the Adviser became an indirect majority-owned subsidiary of Grubb & Ellis Company, a commercial real estate services and investment management firm. The Adviser has served as an investment adviser for several private real estate pooled investment vehicles as well as mutual funds. AGA currently manages three mutual fund investing in securities of Realty Companies, which as of ___, 2010, had approximately $___ million in assets under management. In the future, AGA also may sponsor and manage other pooled investment vehicles, which may include a mutual fund, a closed-end investment company and a REIT.
Investment Advisory and Management Agreements and Fees
     Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.
     Under the Advisory Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of [___%] of the average daily value of the Fund’s managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund.
     The Adviser also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Adviser or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Adviser or its affiliates.
Approval of Advisory Agreement
     The Board, including a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, has the responsibility under the 1940 Act to approve the Advisory Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Fund’s Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for an initial two-year term by the at a meeting held on                      ___, 2010. In determining to approve the Advisory Agreement, the Trustees reviewed the materials provided by the Investment Manager and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services rendered by the Adviser; (3) anticipated benefits derived by the Adviser from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Adviser.

The Trustees took note of the fact that the Fund’s net investment management fee for the initial term of the contract was projected to compare favorably to the average investment management fee charged to competitive funds of a comparable size. The Trustees then took into consideration the benefits to be derived by the Adviser in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that the Adviser would be eligible to receive by allocating the Fund’s brokerage transactions.
Portfolio Managers
     Jay P. Leupp has served since                     . 2010, as the Fund’s portfolio manager, assisted by co-portfolio manager David R. Ronco.
     Mr. Leupp is the Chief Executive Officer and President of AGA. Before founding AGA, Mr. Leupp was a managing director at RBC Capital Markets, an investment banking group of the Royal Bank of Canada (“RBC”), where he oversaw a five-person equity research team that provided comprehensive coverage of the multifamily, retail, office, industrial, and specialty REIT sectors in the United States. His team’s coverage universe included over 60 publicly traded real estate companies. Before joining RBC in 2002, Mr. Leupp was managing director of real estate equity research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994. From 1991 to 1994, he was vice president of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate. From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing. Mr. Leupp holds a bachelor’s degree in accounting from Santa Clara University and an MBA from Harvard University.
     Mr. Leupp is a member of the Board of Directors of Sentinel Vision Corporation and Chaminade College Prepatory (Los Angeles). He is also a member of the Santa Clara University Board of Regents and is a Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley. [Describe Leupp compensation, if any.]
     Mr. Ronco is a Portfolio Manager of AGA. Before joining AGA, Mr. Ronco was a vice president and member of Mr. Leupp’s real estate equity research team at RBC. Prior to joining RBC in 2002, Mr. Ronco was an associate in the real estate equity research group at Robertson Stephens & Co., Inc. From 2000 to 2001, Mr. Ronco was an analyst at the investment banking firm of Salem Partners LLC. Mr. Ronco holds a bachelor’s degree in economics from Stanford University.

     Neither the Fund nor the Adviser separately compensates Messrs. Leupp or Ronco for his services as co-portfolio manager of the Fund. Rather, the Adviser pays each a fixed salary set by industry standards. Mr. Leupp is eligible for a performance bonus, the award and amount of which is determined by the Board of Directors of Grubb & Ellis Company in its sole discretion subject to an annual target bonus of 150% of Mr. Leupp’s base salary. Mr. Ronco also is eligible for an annual bonus, the award and amount of which is determined in AGA’s sole discretion based in major part upon Mr. Ronco’s personal performance in his carrying out of his duties for AGA and the level of overall success achieved by AGA during the bonus period.
     The following provides information regarding other accounts managed by Messrs. Leupp, Johnson and Ronco as of ___ ___, 2010:

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay P. Leupp	3 registered investment companies with approximately $30 million of assets under management	0 other pooled investment vehicles	2 other account with approximately $1 million of assets under management
David R. Ronco	3 registered investment companies with approximately $30 million of assets under management	0 other pooled investment vehicles	2 other account with approximately $1 million of assets under management
     Messrs. Leupp and Ronco currently manage no accounts having advisory fees based on the performance of the account but may do so in the future.
     The Adviser’s portfolio managers currently or in the future may manage one or more funds as well as other types of accounts, including closed-end funds, hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and in the future may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the Adviser monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. The Adviser has a fiduciary responsibility to all of the clients for which it manages accounts. The Adviser seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The Adviser has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Adviser’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
     At ___, 2010, Messrs. Leupp and Ronco owned securities in the Fund in an amount within the range of $                     to $                    , and $                     to $                     , respectively.
Administration Agreements and Fees
     The Board of Trustees of the Fund has approved an Administration Agreement for the Fund with AGA, in its capacity as a fund administrator and not as an investment adviser (the “Administrator”), wherein the Fund’s Administrator is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to this Agreement, the Administrator performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Independent Trustees for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including prospectus and statement of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s shareholders and filing of these reports with the SEC on Form N-CSR, Forms N-SAR filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Administrator an amount equal to, on an annual basis, [___%] of the average daily value of the Fund’s managed assets.
     In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board, the Administrator has retained [                                        ] as sub-administrator under a fund sub-administration, accounting and administration agreement[s] (the ‘Sub-Administration Agreement’). Under the Sub-Administration Agreement, [                                        ] has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Administrator, Custodian or Transfer and Disbursing Agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries.
     [Under the terms of the Sub-Administration Agreement, the Fund pays [                                        ] a monthly sub-administration fee. The sub-administration fee paid by the Fund to [                                        ] is computed on the basis of the net assets in the Fund at an annual rate equal to [___%] of the first $___ million in assets, [___%] of the next $___ million, and [___%] of assets in excess of $___ million, with a minimum fee of $                    .]
     The Administrator remains responsible for monitoring and overseeing the performance by [                                          ], and [                                          ], as Custodian and Transfer and Disbursing Agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board.
     The Administration Agreement may be terminated by the Fund at any time, on 60 days’ notice to the investment Administrator, without penalty either (a) by vote of the Board, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Administrator may terminate it at any time on 60 days’ written notice to the Fund.
SECURITIES TRANSACTIONS
     The Adviser furnishes the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objectives, policies, and limitations as stated in the Fund’s current Prospectus and this SAI. The Adviser determines from time to time what securities will be purchased, retained or sold by the Fund, and implements those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the SEC pursuant to the 1940 Act.

     In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund’s securities transactions, the Adviser attempts to obtain the best net results. In doing so, the Adviser may consider such factors that it deems relevant to the Fund’s best interests, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Adviser has the discretionary authority to use certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction; provided, however, that the Adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and the research and investment services (“Research”) provided by the broker-dealer effecting the transaction. Selecting a broker-dealer in recognition of services or products other than simply transaction execution is known as paying for those services or products with “soft dollars.”
     Research provided by brokers includes the type that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on particular companies and industries. Brokers may produce Research themselves or may arrange for Research to be produced by third parties, e.g., ___ from ___. Research may be used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Adviser’s other investment accounts, including another Fund and non-Fund investment accounts (i.e., “cross-subsidization” of the investment research for one client’s account by the soft dollars generated by another account). However, if the Adviser or any of its affiliates use any Research obtained through Fund’s brokerage soft dollars for any purpose other than the lawful and appropriate assistance to the Adviser’s carrying out of its investment decision-making responsibilities (i.e., the “mixed-use portion”), the Adviser will make a good faith allocation of the costs of such Research and will pay for the mixed-used portion with its own hard dollars.
     Because some or all of such Research could be considered to provide some benefit to the Adviser and its affiliates and because the “soft dollars” used to acquire them will be assets of the Fund, the Adviser could be considered to have a conflict of interest in allocating the Fund’ brokerage business. That is, the Adviser could receive valuable benefits by selecting a particular broker-dealer to execute client transactions and the transaction compensation charged by that broker-dealer might not be the lowest compensation the Adviser might otherwise be able to negotiate. In addition, the Adviser could have an incentive to cause the Fund to engage in more securities transactions than would otherwise be optimal in order to generate brokerage compensation with which to acquire products and services. As a result, additional commission costs, which are borne by the Fund and not the Adviser, could adversely affect the Fund’s performances. Further, the Adviser could be considered to have a conflict of interest in determining allocation of Research between the portions that can be paid for through Fund brokerage soft dollars and the mixed-use portion for which the Adviser must pay with its own hard dollars.
     The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund also may purchase listed securities through the “third market” (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Adviser will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the Adviser, better prices and executions may be available elsewhere.
     Neither the Adviser nor any affiliated persons thereof, will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business (e.g., sale of Fund shares or client referrals), directly or indirectly, because of such commissions.

     The Board of Trustees periodically reviews the allocation of brokerage orders to monitor the operation of these policies. In addition, the Board of Trustees, including the Independent Trustees, annually reviews the Adviser’s use of soft dollars in connection with the Board’s annual review and approval of the Advisory and Administration Agreements with, and the compensation paid to, the Adviser and the Administrator, including indirect benefits received by the Adviser by virtue of any broker-dealer’s payment through soft dollars for Research that the broker-dealer provides to the Adviser.
PORTFOLIO TURNOVER
     The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.
     The Fund’s rate of portfolio turnover will depend upon market and other conditions, and it generally will not be a limiting factor when the Fund believes that portfolio changes are appropriate. The Fund anticipates that its portfolio turnover rate typically will not exceed 100%. High turnover rates may lead to increase loss, could cause you to pay higher taxes and could negatively affect the Fund’s performance.
DETERMINATION OF NET ASSET VALUE
     The Fund will determine the net asset value of its shares daily as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund also may be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected.
     In valuing the Fund’s assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Fund’s respective investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the investment adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.
     In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, Administrator and Adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receives market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include: the Fund’s pricing source fails to provide a price; trading halts; de-listing of the security; events subsequent to the close of the primary exchange on which the security primarily trades and before the Fund prices its shares; early closing or failure of the opening of the primary exchange on which the security primarily trades; corporate actions, e.g., stock splits, tender offers, reorganizations, exchanges; and evidence of “stale” price, e.g., a security whose price has remained unchanged for a significant period of time, e.g., 15 days. The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates.

REPURCHASE OF SHARES
     The Fund is a closed-end investment company and as such, its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.
     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the [NYSE], or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the [NYSE], (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.
     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value.

Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.
     Before deciding whether to take any action, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.
TAXATION
     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund Common Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Taxation of the Fund
     The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies or “RICs” under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets are represented by cash, U.S. Government Securities, the securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs) or in two or more issuers which the Fund control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.
     As a RIC, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to Common Shareholders. The Fund intends to distribute annually to its Common Shareholders substantially all of its investment company taxable income and any net capital gains.

In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Common Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.
     If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to Common Shareholders as ordinary income.
     The Fund may invest in REITs that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to Common Shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these Common Shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a Common Shareholder in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
     The Fund may invest in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to Common Shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A RIC may elect to have the foreign tax credit or deduction claimed by the Common Shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company’s total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election, and foreign tax credits will be allowed only to reduce the Fund’s tax liability, if any.
     Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income.

Purchase, Ownership and Disposition of Fund Common Shares
          Generally, the Code’s rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of Common Shares of the Fund that are held by the Common Shareholder as capital assets. However, if a Common Shareholder sells Common Shares of the Fund that the Common Shareholder has held for less than six months and on which the Common Shareholder has received distributions of capital gains, any loss on the sale or exchange of such Common Shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of Common Shares of the Fund will be disallowed by the “wash sale” rules to the extent the Common Shares sold are replaced (including through the receipt of additional Common Shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the Common Shares are sold. In such a case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.
Dividends and Distributions
          Any dividend or distribution received shortly after a Common Share purchase will have the effect of reducing the net asset value of such Common Shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing Common Shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.
          Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of capital gain dividends described below, be taxable to a U.S. Common Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Common Shareholders may be eligible for the corporate dividends received deduction. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his or her Common Shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.
          In view of the Fund’s investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund’s gross income. Distributions by the Fund of such dividends to corporate Common Shareholders may be eligible for the “70% dividends received” deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund’s gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a RIC generally is not treated as a dividend. Corporate Common Shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund Common Shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such Common Shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends paid by the Fund that are attributable to the Fund’s investments in REITs generally will not qualify for the dividends received deduction.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, generally are taxable to Common Shareholders at the applicable long-term capital gains rate (or the rate for un-recaptured Section 1250 capital gains, as applicable and designated by the Fund), whether paid in cash or in Common Shares, regardless of how long the Common Shareholder has held the Fund’s Common Shares, and they are not eligible for the dividends received deduction. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as “extraordinary dividends” under the Code, resulting in a reduction in a corporate Common Shareholder’s federal tax basis in its Fund Common Shares.
          The Internal Revenue Service (”IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.
          Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund.
          The Fund is required to withhold and remit to the U.S. Treasury a portion of dividend income on any account unless the Common Shareholder provides a taxpayer identification number and certifies that such number is correct and that the Common Shareholder is not subject to backup withholding.
          If the Fund qualifies as a RIC under the Code, it will not be liable for California corporate taxes if all of its income is distributed to Common Shareholders for each taxable year. Common Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.
          Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund.
          Common Shareholders will be notified annually as to the U.S. federal tax status of distributions.
          The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Shareholder will (i) be required to report his pro rata Common Share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata Common Share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her Common Shares by an amount equal to the deemed distribution less the tax credit.
Loss of RIC Status
          If the Fund were unable to continue to qualify as a RIC for any reason, it would become liable for federal income tax on its net income (and, possibly, other taxes) for the taxable year or years in which it fails to qualify. Moreover, except to the extent that certain dividend distributions to individuals occurring in 2003 and later are taxable at long-term capital gain rates, distributions to Common Shareholders for such period(s) would be treated as dividends taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits even though all or part of such distributions might have qualified for treatment as long-term capital gain to Common Shareholders had the Fund continued to qualify as a RIC. In addition, to requalify as a RIC, the Fund would be required to distribute all of its earnings for the period(s) during which it did not so qualify and, in some circumstances, the Fund might be required to recognize gain and pay tax on the net appreciation in its portfolio as of the time immediately before it requalifies as a RIC.

          The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Common Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.
Other Taxation
          Fund Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Common Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
PERFORMANCE INFORMATION
          From time to time, the Fund may quote the Fund’s total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund’s performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period. Investors comparing the Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.
Average Annual Total Returns
          The Fund’s quotation of average annual total returns in the Prospectus, reports or other communications to shareholders of the Fund or in advertising materials will be calculated according to the following formula:

P(1 + T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
          All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.
          Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the relevant period and should not be considered as a representation of results that may be achieved in the future.

Yield
          Quotations of yield for the Fund Prospectus, reports or other communications to shareholders of the Fund or in advertising materials will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (‘net investment income’) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

Yield =	2[(	a – b	+ 1)[6] –1]
cd

Where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.
          In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Morgan Stanley REIT Index. the Wilshire REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same times. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole — the beta — or in absolute terms — the standard deviation.)
INDEPENDENT PUBLIC ACCOUNTANTS
          The firm of [                                        ], has been selected as the independent public accountants for the Fund. The principal business
address of                                          is                                         .
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
          [                                          ], which has its principal business office at [                                          ], has been retained to act as Custodian of the Fund’s investments, and [                                          ] which has its principal business office at [                                          ], as the Fund’s Transfer and Dividend Disbursing Agent and Registrar. Neither [                                          ] nor [                                          ] has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.
ADDITIONAL INFORMATION
Privacy Policy
          The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

          The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.
          The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to the AGA’s employees with a legitimate business need for the information or as is necessary to service shareholder accounts.
Registration Statement
          A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of any part thereof may be obtained from the SEC upon the payment of fees prescribed by the SEC.
STATEMENT OF ASSETS AND LIABILITIES
[To come]
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
[To come]

APPENDIX A — QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
     MOODY’S AND STANDARD & POOR’S INVESTMENT GRADE SECURITIES RATINGS FOR CORPORATE BONDS:
     Moody’s
     Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Standard & Poor’s
     AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
     AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
     A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
     BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     MOODY’S AND STANDARD & POOR’S INVESTMENT GRADE SECURITIES RATINGS FOR PREFERRED STOCKS:
     Moody’s
     aaa — An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
     aa — An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
     a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
     baa — An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
     Standard & Poor’s
     AAA — This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
     AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.
     A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.
     BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES
The Fund has delegated the responsibility to vote the proxies in respect of the Fund’s portfolio securities to its investment adviser, Grubb & Ellis Alesco Global Advisers, LLC (“Adviser”). Accordingly, Adviser’s proxy voting policies and procedures are set forth below.
GRUBB & ELLIS ALESCO GLOBAL ADVISORS, LLC
PROXY VOTING PROGRAM
A. OVERVIEW
     1. Applicable Law and Discussion
          1.1 Applicable Laws
•	Advisers Act 203

•	Advisers Act Section 206

•	Advisers Act Rule 206(4)-6

•	1940 Act Rule 38a-1
          1.2 Proxy Voting for Investment Advisers
Under Advisers Act Rule 206(4)-6, it is a fraudulent, deceptive or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under Rule 206(4)-6, the investment adviser must also describe its policies to clients and provide them to clients upon request and also provide clients with information on how the investment adviser voted the proxies on their securities.]
2. Scope of Proxy Voting Program
This Proxy Voting Program (the “Program”) addresses material issues involved in the voting the proxies with respect to the portfolio securities of Adviser’s clients. The Program establishes the general policies and procedures governing Adviser’s voting of such proxies.
However, due to the complexities and variety of potential proxy proposals that the Program may have to address, the Program does not attempt to describe every regulatory and compliance requirement applicable to proxy voting and every situation.
Although the Program expressly addresses proxy voting, the Program’s policies and procedures apply to any solicitation of votes with respect to securities held in a client’s portfolio for which Adviser has investment discretion, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.
3. Definitions
For purposes of the Program:
3.1 Client
means any person (including any Investment Fund) to which or for whom Adviser provides investment advisory services.

3.2 Discretionary Account
means the investment portfolio of any Client with respect to which that Client has granted Adviser (a) discretionary proxy voting authority, or (b) discretionary investment authority with or without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.
3.3 Investment Fund
means any United States or non-United States investment fund or pool of which Adviser serves as general partner, managing member or investment adviser or in a similar capacity.
3.4 Material Position
means any voting portfolio security holding of a Discretionary Account representing at least one percent (1.0%) of the outstanding voting securities of the same class or series of an issuer of securities held by the Discretionary Account, calculated as of the business day immediately preceding the Receipt Date (as defined in Section 1.1.1 under the heading “Proxy Voting Procedures” below.
3.5 Non-Discretionary Account
means the investment portfolio of any Client with respect to which that Client has:
•	granted Adviser discretionary investment authority but has expressly retained proxy-voting authority, or

•	has not granted Adviser discretionary investment authority or discretionary proxy voting authority.
3.6 Proxy Control Officer
means the person [designated by Adviser’s management for that purpose]..
B. PROXY VOTING POLICES
When used below, the term “Adviser” includes Adviser’s authorized designee.
1. General Proxy Voting Policies
1.1 Material Positions
Adviser will vote proxies for all Discretionary Account portfolio company securities that are Material Holdings after carefully considering all proxy solicitation materials and other available facts and the following policies:
1.1.1 Company Information
Adviser will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Adviser considers it appropriate and when it is reasonably available.
1.1.2 “For” Votes
Adviser will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:
•	the proposal has a positive economic effect on shareholder value;

•	the proposal poses no threat to existing rights of shareholders;

•	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

•	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

1.1.3 “Against” Votes
Adviser will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:
•	the proposal has an adverse economic effect on shareholder value;

•	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

•	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

•	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

•	the proposal is a shareholder initiative that Adviser believes wastes time and resources of the company or reflects the grievance of one individual.
1.1.4 “Abstain” Votes
Adviser will ABSTAIN from voting proxies when Adviser believes that it is appropriate. Usually, this occurs when Adviser believes that a proposal holds negative but non-quantifiable implications for shareholder value but may express a legitimate concern.
1.2 Non-Material Positions
Adviser generally will vote proxies for all Discretionary Account portfolio company securities that are not Material Positions in accordance with the recommendation of the issuer’s board of directors.
     2. Specific Voting Policies for Material Positions in Discretionary Accounts
2.1 The Board of Directors
2.1.2 Voting on Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis, examining the following factors:
•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Nominee’s attendance at meeting (past two years);

•	Nominee’s investment in the company;

•	Whether a retired chief executive officer (“CEO”) sits on the board; and

•	Whether the chairman is also serving as CEO
2.1.2 Voting on Director Nominees — Special Situations
In cases of significant votes and when information is readily available, Adviser also reviews:
•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

•	Number of other board seats held by nominee; and

•	Interlocking directorships
2.1.3 Chairman And CEO are the Same Person
Adviser votes on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

2.1.4 Majority of Independent Directors
Adviser generally votes for shareholders proposals that request that the board be comprised of a majority of independent directors.
2.1.5 Committees
2.1.5.1 Independent Directors
Adviser votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
2.1.5.2 Excessive Compensation
Adviser withholds votes for nominees who serve on the compensation committee if they approve excess compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
2.2 Stock Ownership Requirements
Adviser votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
2.3 Term of Office
Adviser votes against shareholder proposals to limit the tenure of outside directors.
2.4 Director and Officer Indemnification and Liability Protection
2.4.1 Case-by-Case Basis
Adviser generally reviews proposals concerning director and officer indemnification and liability protection on a case-by-case basis.
2.4.2 Liability Protection
Adviser votes against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
2.4.3 Expanded Indemnification Coverage
Adviser votes for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only the director’s legal expenses would be covered.
2.5 Charitable Contributions
Adviser votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
2.6 Auditors
Adviser votes for proposals to ratify auditors, unless:
•	The auditors are not considered “independent” pursuant to the rules of the relevant securities exchange or the rules issued pursuant to Sarbanes-Oxley Act of 2002; or

•	Adviser has a reasonable basis to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2.7 Proxy Contests
2.7.1 Voting for Director Nominees in Contested Elections
Adviser votes in a contested election of directors on a case-by-case basis, considering the following factors:
•	Long term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Sock ownership positions.
2.7.2 Reimburse Proxy Solicitation Expenses
Adviser makes decisions to provide full reimbursement for dissidents waging a proxy contest on a case-by-case basis.
2.7.3 Proxy Contest Defenses
2.7.3.1 Board Structure: Staggered vs. Annual Elections
2.7.3.1.1 Classification
Adviser votes against proposals to classify the board.
2.7.3.1.2 Repeal Classification
Adviser votes for proposals to repeal classified boards and to elect all directors annually.
2.7.3.2 Shareholder Ability to Remove Directors
2.7.3.2.1 Removal for Cause
Adviser votes against proposals that provide that directors may be removed only for cause
2.7.3.2.2 Removal Without Cause
Adviser votes for proposals to restore shareholder ability to remove directors with or without cause.
2.7.3.2.3 Directors Filling Vacancies
Adviser votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
2.7.3.2.4 Shareholders Filling Vacancies
Adviser votes for proposals that permit shareholders to elect directors to fill board vacancies.
2.7.4 Cumulative Voting
2.7.4.1 Eliminating Cumulative Voting
Adviser votes for proposals to eliminate cumulative voting. Adviser believes directors should be chosen for their ability to serve all shareholders, without obligation to special interests. Adviser therefore believes it is generally in the best interests of shareholders to vote for proposals to eliminate cumulative voting.
2.7.4.2 Restoring Cumulative Voting
Adviser votes against proposals to permit cumulative voting.

2.7.5 Shareholder Ability to Call Special Meetings
2.7.5.1 Adding Restrictions
Adviser votes against proposals to restrict or prohibit shareholder to call special meetings.
2.7.5.2 Removing Restrictions
Adviser votes for proposals that remove restrictions on the right of shareholders to act independently of management.
2.7.6 Shareholder Ability to Act by Written Consent
2.7.6.1 Prohibiting
Adviser votes against proposals to restrict or prohibit shareholder ability to take action by written consent.
2.7.6.2 Permitting
Adviser votes for proposals to allow or make easier shareholder action by written consent.
2.7.7 Shareholder Ability to Alter the Size of the Board
2.7.7.1 Fixing Size
Adviser votes for proposals that seek to fix the size of the board.
2.7.7.2 Management Discretion
Adviser votes against proposals that give management the ability to alter the size of the board without shareholder approval.
2.8 Tender Offer Defenses
2.8.1 Poison Pills
2.8.1.1 Submission to Shareholder Ratification
Adviser votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification,
2.8.1.2 Shareholder Redemption Proposals
Adviser reviews on a case-by-case basis shareholder proposals to redeem a company’s poison pill,
2.8.1.3 Management Ratification Proposals
Adviser reviews on a case-by-case basis management proposals to ratify a poison pill,
2.8.1.4 Guidelines
Adviser is more likely to support a poison pill with a short-term (less than three years) sunset provision, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three (3) years(so-called “TIDE” provisions).
2.8.2 Fair Price Provisions
2.8.2.1 Factors Considered
Adviser votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares

2.8.2.2 Lower Shareholder Vote Requirements
Adviser votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
2.8.3 Greenmail
2.8.3.1 Anti-Greenmail Provisions
Adviser votes for proposals to adopt anti-greenmail proposals when they are bundled with other charter or bylaw
2.8.3.2 Payment of Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
2.8.3.3 Pale Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
2.8.4 Unequal Voting Rights
2.8.4.1 Dual Class Exchange Offers
Adviser votes against dual class exchange offers.
2.8.4.2 Dual Class Recapitalizations
Adviser votes against dual class recapitalizations.
2.8.4.3 Supermajority Shareholder Votes to Amend the Charter or Bylaws
2.8.4.3.1 Imposing Requirements
Adviser generally votes against proposals to impose supermajority requirement and specifically will vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
2.8.4.3.2 Lowering Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
2.8.4.4 Supermajority Shareholder Vote Requirement to Approve Mergers
2.8.4.4.1 Imposing Supermajority Requirements
Adviser votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
2.8.4.4.2 Lowering Supermajority Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
2.8.5 White Squire Placements
Adviser votes for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
2.9 Miscellaneous Governance Provisions
2.9.1 Confidential Voting

2.9.1.1 Shareholder Proposals
Adviser votes for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissents do not agree, the confidential voting policy is waived.
2.9.1.2 Management Proposals
Adviser votes for management proposals to adopt confidential voting.
2.9.2 Equal Access
Adviser votes for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates tot eh board.
2.9.3 Bundled Proposals
Adviser reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, Adviser votes against the proposals. If the combined effect is positive, Adviser supports such proposals.
2.9.4 Shareholder Advisory Committees
Adviser reviews on a case-by-case basis proposal to establish a shareholder advisory committee.
2.10 Capital Structure
2.10.1 Common Stock Authorization
2.10.1.1 Increases
Adviser reviews on a case-by-case basis proposal to increase the number of shares of common stock authorized for issue.
2.10.1.2 Excessive Increases
Adviser votes against proposed common stock authorizations that increase the existing authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
2.10.2 Stock Distribution: Splits and Dividends
Adviser votes for management proposals to increase common share authorization for a stock split, provided that he split does no result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
2.10.3 Reverse Stock Splits
Adviser votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
2.10.4 Blank Check Preferred Authorization
2.10.4.1 Takeover Defense or Superior Voting Rights
Adviser votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.10.4.2 Unspecified Rights
Adviser reviews on a case-by-case basis proposal that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
2.10.4.3 Increase Number
Adviser reviews on a case-by-case basis proposal to increase the number of authorized blank check preferred shares.
2.10.4.4 Shareholder Proposals Regarding Blank Check Preferred
Adviser votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
2.10.4.5 Adjust Par Value of Common Stock
Adviser votes for management proposals to reduce the par value of common stock.
2.10.5 Preemptive Rights
Adviser reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser considers the following issues:
•	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control — Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, Adviser approves proposals that facilitate debt restructuring unless Adviser reasonably can discern clear signs of self-dealing or other abuses.
2.10.6 Share Repurchase Programs
Adviser votes for management proposals to institute open-market repurchase plans in which all shareholders may participate on equal terms.
2.11 Executive and Director Compensation
2.11.1 Evaluation of Pay Plans
In general, Adviser votes on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increase in shareholder value
2.11.1.1 Dilutive Effects
In evaluating a pay plan, Adviser measures the plan’s dilutive effect both on shareholder wealth and on voting power. Adviser values equity-based compensation along with the cash components of pay Adviser estimates the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation — which enables Adviser to assign a dollar value to the amount of potential shareholder wealth transfer.
2.11.1.2 Comparisons
Adviser’s vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, Adviser believes that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

2.11.1.3 Other Factors
Other factors, such as re-pricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases Adviser would vote against a plan deemed unnecessary
2.11.2 Generally
2.11.2.1 Shareholder Approval
Adviser votes for proposals to submit such plans for shareholder approval.
2.11.2.2 Disfavored Features
Adviser votes against plans that have any of the following structural features:
•	Ability to reprice underwater options without shareholder approval

•	Ability to issue options with an exercise price below the stock’s current market price

•	Ability to issue reload options

•	Automatic share replenishment (“evergreen”)
2.11.2.3 Guidelines
2.11.2.3.1 Aggregate Dilution
Adviser generally votes against plans where total potential dilution (including all equity-based plans) exceeds 15% of the shares outstanding.
2.11.2.3.2 Option Grants
Adviser generally votes against plans if annual option grants have exceeded 2% of shares outstanding.
Both the total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact Adviser may consider other factors such as the nature of the industry and the size of the company.
2.11.3 OBRA-Related Compensation Proposals: Amendments
2.11.3.1 Caps on Annual Grants
Adviser votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
2.11.3.2 Increases of Shares and Retain Tax Deductions
Adviser evaluates votes on Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.
2.11.4 Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 12(m) of OBRA
2.11.5 Shareholder Proposals to Limit Executive and Director Pay
2.11.5.1 Additional Disclosure
Adviser reviews on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

2.11.5.2 Limiting Pay
Adviser reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
2.11.6 Golden and Tin Parachutes
2.11.6.1 Requiring Shareholder Ratification
Adviser votes for shareholders proposals to have golden and tin parachutes submitted for shareholder ratification.
2.11.6.2 Generally
Adviser reviews on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
2.11.7 Employee Stock Ownership Plans (ESOPs)
Adviser votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent (5%) of outstanding shares)
2.11.8 401(k) Employee Benefit Plans
Adviser votes for proposals to implement a 401(k) savings plan for employees.
2.12 State of Incorporation
2.12.1 Voting on State Takeover Statutes
Adviser reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).
2.12.2 Voting on Reincorporation Proposals
Adviser examines proposals to change a company’s state of incorporation on a case-by-case basis
2.13 Mergers and Corporate Restructuring
2.13.1 Mergers and Acquisitions
Adviser considers votes on mergers and acquisitions on a case-by-case basis, taking into account at least the following:
•	Anticipated financial operating benefits;

•	Offer price (cost vs. premium):

•	Prospects of the combined companies;

•	How the deal was negotiated: and

•	Changes in corporate governance and their impact on shareholder rights.
2.13.2 Corporate Restructurings
2.13.2.1 Restructurings
Adviser considers corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.
2.13.2.2 Spin-offs
Adviser considers spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives

2.13.2.3 Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
2.13.2.4 Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.
2.13.3 Appraisal Rights
Adviser votes for proposals to restore, or provide shareholders with, rights of appraisal.
2.13.4 Changing Corporate Name
Adviser votes for changing the corporate name.
2.14 Mutual Fund Proxies
2.14.1 Election of Trustees
Adviser votes on trustee nominees on a case-by-case basis.
2.14.2 Investment Advisory Agreement
Adviser votes on investment advisory agreements on a case-by-case basis.
2.14.3 Fundamental Investment Restrictions
Adviser votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.
2.14.4 Distribution Agreements
Adviser votes on distribution agreements on a case-by-case basis.
2.15 Social and Environmental Issues
2.15.1 Impact on Shareholder Value
In general, Adviser abstains from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.
2.15.2 Additional Disclosure
In most cases, however, Adviser votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.
2.15.3 Factors
In determining our vote on shareholder social and environmental proposals, Adviser also analyzes the following factors:
•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term value;

•	The percentage of sales, assets and earnings affected;

•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	Whether other companies have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	Whether the subject of the proposal is best left to the discretion of the board.
2.15.4 Social and Environmental Issues
Among the social and environmental issues to which Adviser applies this analysis are the following;
•	Energy and Environment

•	South Africa

•	Northern Ireland

•	Military Business

•	Maquiladora Standards and International Operations Policies

•	World Debt Crisis

•	Animal Rights

•	Product Integrity and Marketing
3. Additional Proxy Voting Guidance. Adviser refers to Exhibit A to this Proxy Voting rogram for guidance, as applicable, if Adviser’s foregoing proxy voting policies do not address a particular voting issue.
C. PROXY VOTING PROCEDURES
1. Discretionary Accounts
1.1 Proxy Materials
Adviser will instruct each custodian for a Discretionary Account to deliver to Adviser all proxy solicitation materials received with respect to that Discretionary Account. Adviser will review the securities held in its Discretionary Accounts on a regular basis to confirm that Adviser receives copies of all proxy solicitation materials concerning such securities. Adviser will mark each proxy solicitation with the date of its receipt by Adviser (each a “Receipt Date”).
1.2 Voting
Subject to Sections 1.3 and 1.4 immediately following, Adviser, through the telephone or on the Internet or through other electronic means, will vote all proxies relating to voting portfolio security holdings of Discretionary Accounts in accordance with the policies set forth above under the heading “Proxy Voting Policies.”

1.3 Conflicts of Interest.
Due to the size and nature of the Firms’ operations and Adviser’s limited affiliations in the securities industry, Adviser does not expect that material conflicts of interest will arise between Adviser and a Discretionary Account over proxy voting.
1.3.1 Actual Material Conflict
Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Adviser will vote all proxies in accordance with policies set forth above under the heading “Proxy Voting Policies.” Above.. Adviser will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, Adviser does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.
1.3.2 Specified Procedures Not Adequate
If Adviser determines that the proxy voting policies in Section 2(b) hereof do not adequately address a material conflict of interest related to a proxy, Adviser will provide the affected Client with copies of all proxy solicitation materials received by Adviser with respect to that proxy, notify that Client of the actual or potential conflict of interest and of Adviser’s intended response to the proxy request (which response will be in accordance with the policies set forth above under the heading “Proxy Voting Policies.” above), and request that the Client consent to Adviser’s intended response.
1.3.2.1 Investment Fund
With respect to any Investment Fund of which Adviser serves as manager or general partner or in a similar capacity and which is not an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”), Adviser will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors.
1.3.2.1.1 Minority Objection or No Response
If the Client (or a majority in interest of the investors in an Investment Fund) consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.
1.3.2.1.2 Majority Response
If the Client (or a majority in interest of the investors in an Investment Fund) objects to Adviser’s intended response, Adviser will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).
1.3.2.2 Registered Fund
With respect to any Registered Fund for which Adviser acts as an investment adviser or similar capacity, Adviser will provide the foregoing notices to the Registered Fund’s board of directors or trustees who are not “interested persons” of such Registered Fund, Adviser or the Registered Fund’s principal underwriter within the meaning of the ICA (each an “Independent Director”) and request the consent of a majority of such Independent Directors.
1.3.2.2.1 Minority Objection or No Response

If a majority of the Independent Directors of the Registered Fund consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.
1.3.2.2.2 Majority Objection
If a majority of the Independent Directors objects to Adviser’s intended response, Adviser will vote the proxy as directed by a majority of the Independent Directors.
1.4 Shareholder Proposals by Adviser.
Adviser will submit a shareholder proposal on behalf of an Investment Fund only if Adviser believes that the proposal would provide a substantial overall benefit to the Investment Fund. Adviser will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. Adviser will vote any shares in a Discretionary Account on behalf of a proposal submitted by Adviser in accordance with Sections 1.3 hereof, unless otherwise directed by the Discretionary Account Client.
1.5 Proxy Vote Summaries
1.5.1. Non-Registered Fund Client
At the request of a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund), Adviser will provide that person with a report summarizing all proxy solicitations Adviser received with respect to that Discretionary Account during the period requested by that person and the action taken by Adviser on each such proxy.
1.5.2. Registered Fund Client
With respect to the proxy votes in respect of the portfolio securities a Registered Fund, Adviser will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:
•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the registrant cast its vote for or against management.
4. Non-Discretionary Accounts
Adviser promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that Adviser receives at least five business days before the applicable proxy voting deadline to the appropriate client. Adviser will vote any such proxy as directed by that client. At a client’s request, Adviser may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.
3. Records
3.1 Proxy Vote-Related Materials
Adviser will keep a copy of:
•	Each proxy statement it receives regarding securities held in Discretionary Accounts

•	A record of each vote cast by Adviser with respect to securities in each Discretionary Account

•	Any document created by Adviser that is material to Adviser’s decision on voting a proxy or that describes the basis for that decision

•	Each written request from a Discretionary Account client or an investor in an Investment Fund (other than a registered Fund) for information about how Adviser votes proxies of that Discretionary Account or Investment Fund

•	Each written response by Adviser to any oral or written request from a Discretionary Account client or an investor in an Investment Fund other than a Registered Fund for such information

•	With respect to a Registered Fund the information required by the immediately preceding bulleted paragraph.
3.2 Delegation of Recordkeeping
Adviser may delegate to a third party the duty to keep the records identified in the first two bulleted paragraphs of Section 3.1 if that third party agrees to furnish such records to Adviser and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of Adviser and that Registered Fund.
3.3 Preservation of Records
Each such record will be maintained by Adviser or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in Adviser’s office (or such third party’s office, as the case may be). Adviser or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

Exhibit A: ISS Proxy Voting Guidelines Summary
Adviser condensed the following from the Proxy Voting Manual prepared by Institutional Shareholder Services, Inc. (“ISS”), which provides proxy voting research and recommendations on proxy voting issues as well as proxy voting services. Adviser refers to this Exhibit A for guidance, as applicable, if Adviser’s proxy voting policies do not address a particular voting issue.
1. OPERATIONAL ITEMS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

2. BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.
However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent

•	Sit on more than six boards

•	Are members of a compensation committee that has allowed a pay- for-performance disconnect as described in Section 8 (Executive and Director Compensation).
In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.
Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
•	Long-term financial performance of the target company relative to its industry

•	Management’s track record • Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. MERGERS AND CORPORATE RESTRUCTURINGS
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: • Purchase price · Fairness opinion • Financial and strategic benefits • How the deal was negotiated • Conflicts of interest • Other alternatives for the business • Noncompletion risk.
Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.
Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis.

When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following
•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights
Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.
Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.
Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.
Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.
6. STATE OF INCORPORATION
Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.
Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions.
Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
7. CAPITAL STRUCTURE
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.
In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
ISS’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three- year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.
Stock Plans in Lieu of Cash
Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the re-pricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.
Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives
Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
9. SOCIAL AND ENVIRONMENTAL ISSUES
a. Consumer Issues And Public Safety
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal- free testing.
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals
Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs ·
•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.
HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account: ·
•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers
•	Company donations to healthcare providers operating in the region
Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
•	The company’s initiatives in this regard compared to those of peer companies
Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its sub-prime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.
•	Advertising to youth
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising • Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

•	Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

•	Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.
Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
b. Environment And Energy
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills

•	The current status of legislation regarding drilling in ANWR.
CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
•	Approximate costs of complying with current or proposed environmental laws

•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants

•	Measurements of the company’s emissions levels

•	Reduction targets or goals for environmental pollutants including greenhouse gasses
Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.
Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:
•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.
Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.
Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change
Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.
Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
•	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
•	A report based on Global Reporting Initiative (GRI) or similar guidelines.
•	Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
•	The company has publicly committed to using the GRI format by a specific date

c. General Corporate Issues
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

d. Labor Standards And Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).
Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.
International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.
MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

e. Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacturing
•	Whether the company’s peers have renounced future production
Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non- military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
•	Compliance with U.S. sanctions and laws
Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:
•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.
f. Workplace Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm • History of EEO violations.
Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation
Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

PART C
OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements
Part A — None.

Part B — Statement of Assets and Liabilities.
(2)	Exhibits
(a)	Agreement and Declaration of Trust.(1)

(b)	By-Laws.(1)

(c)	Inapplicable.

(d)	Form of Specimen Certificate.(2)

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Inapplicable.

(g)(1)	Form of Investment Management Agreement.(2)

(g)(2)	Form of Waiver Reliance Letter.(2)

(h)(1)	Form of Underwriting Agreement.(2)

(h)(2)	Form of Offering Participation Agreement(2)

(i)	Inapplicable.

(j)	Form of Custodian Agreement.(2)

(k)(1)	Form of Transfer Agency Agreement.(2)

(k)(2)	Form of Administration Agreement(2)

(k)(3)	Form of Accounting Agreement(2)

(l)	Opinion and Consent of Counsel to the Trust.(2)

(m)	Inapplicable.

(n)	Consent of Independent Public Accountants.(2)

(o)	Inapplicable.

(p)	Initial Subscription Agreement.(2)

(q)	Inapplicable.

(r)(1)	Code of Ethics of Trust.(2)

(r)(2)	Code of Ethics of Advisor.(2)

(s)	Powers of Attorney.(2)

(1)	Incorporated by reference to the Registrant’s Registration Statement filed October 30, 2009.

(2)	To be filed by amendment

ITEM 26. MARKETING ARRANGEMENTS
          Reference is made to the Form of Underwriting Agreement for the Registrant’s shares of beneficial interest to be filed by amendment to this registration statement.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$
[Exchange] listing fee	$
Printing (other than certificates)	$
Engraving and printing certificates	$
Accounting fees and expenses	$
Legal fees and expenses	$
FINRA fee	$
Miscellaneous	$
Total	$
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
          None.
ITEM 29. NUMBER OF HOLDERS OF SHARES
          As of November ___, 2010

NUMBER OF
TITLE OF CLASS	RECORD HOLDERS
Shares of Beneficial Interest	0
ITEM 30. INDEMNIFICATION
          Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:
          5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          5.2 Mandatory Indemnification.
               (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
               (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
               (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.
               (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
          5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
          5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.
          5.5 Reliance on Experts, etc.
               (a) Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.
               (b) Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article ___ of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
          Not Applicable

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
          The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o Grubb & Ellis Alesco Global Advisors, LLC, and at the offices of _________, the Registrant’s Custodian, Administrator, and the Transfer Agent.
ITEM 33. MANAGEMENT SERVICES
          Not Applicable
ITEM 34. UNDERTAKINGS
          (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
          (2) Not applicable
          (3) Not applicable
          (4) Not applicable
          (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
               (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and State of California, on the 15th day of November, 2010.

/s/ Jay P. Leupp
Sole Initial Trustee, Chairman,
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 15th day of November, 2010.

/s/ Jay P. Leupp
Sole Initial Trustee, Chairman,
President and Chief Executive Officer